               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    The Pittston Company
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

[Logo]                                             The Pittston Company
                                                   1000 Virginia Center Parkway
                                                   P.O. Box 4229
                                                   Glen Allen, VA 23058-4229

MICHAEL T. DAN
Chairman,
President and Chief Executive Officer

                                                                  March 24, 2000

To Our Shareholders:

    You are cordially invited to attend the annual meeting of shareholders of The Pittston Company to be held at The Grand Hyatt New York Hotel, Park Avenue at Grand Central Station, New York, New York, on Friday, May 5, 2000, at 1:00 p.m., local time.

    You will be asked to: (i) elect three directors for a term of three years;
(ii) approve independent public accountants for 2000; (iii) approve a proposal to adopt the Company's Management Performance Improvement Plan; (iv) approve a proposal to amend the Company's Non-Employee Directors' Stock Option Plan;
(v) approve a proposal to amend the Company's 1988 Stock Option Plan; and (vi) approve a proposal to amend and restate the Company's Key Employees' Deferred Compensation Program and to ratify prior amendments thereto.

    It is important that you vote, and you are urged to complete, sign, date and return the enclosed proxy in the envelope provided.

    We appreciate your prompt response and cooperation.

                                    Sincerely,

                                    Michael Dan

                                     [Logo]

                              -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 5, 2000

                              -------------------

    Notice Is Hereby Given that the annual meeting of shareholders of THE PITTSTON COMPANY will be held on May 5, 2000, at 1:00 p.m., local time, at The Grand Hyatt New York Hotel, Park Avenue at Grand Central Station, New York, New York, for the following purposes:

    1. To elect three directors for a term expiring in 2003.

    2. To approve the selection of KPMG LLP as independent public accountants to audit the accounts of the Company and its subsidiaries for the year 2000.

    3. To consider and act upon a proposal to adopt the Company's Management Performance Improvement Plan described in the attached Proxy Statement.

    4. To consider and act upon a proposal to amend the Company's Non-Employee Directors' Stock Option Plan as described in the attached Proxy Statement.

    5. To consider and act upon a proposal to amend the Company's 1988 Stock Option Plan as described in the attached Proxy Statement.

    6. To consider and act upon a proposal to approve the amendment and restatement of the Company's Key Employees' Deferred Compensation Program and to ratify amendments thereto dated as of December 31, 1996 as described in the attached Proxy Statement.

    7. To transact such other business as may properly come before the meeting or any adjournment.

    The close of business on March 13, 2000, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting.

    If you do not expect to attend the annual meeting in person, please complete, date and sign the enclosed proxy and return it in the enclosed envelope, which requires no additional postage if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                               Austin F. Reed
                                               Secretary

March 24, 2000

    The Annual Report to Shareholders, including financial statements, is being mailed to shareholders, together with these proxy materials, commencing on or about March 24, 2000.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                              THE PITTSTON COMPANY
                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Pittston Company (the 'Company') of proxies from holders of Pittston Common Stock (as defined below), to be voted at the annual meeting of shareholders to be held on May 5, 2000, at 1:00 p.m., local time, at The Grand Hyatt New York Hotel, Park Avenue at Grand Central Station, New York, New York (and at any adjournment thereof), for the purposes set forth in the accompanying notice of such meeting.

    On January 14, 2000, the Company completed an exchange of its Pittston BAX Group Common Stock ('BAX Stock'), par value $1.00 per share and Pittston Minerals Group Common Stock ('Minerals Stock'), par value $1.00 per share, into Pittston Brink's Group Common Stock ('Brink's Stock'), at exchange ratios of
 .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock. The remaining class, Brink's Stock (sometimes hereinafter referred to as 'Pittston Common Stock'), now constitutes the Company's only class of common stock and continues to trade on the New York Stock Exchange under the symbol 'PZB.'

    On March 13, 2000, the Company had outstanding 51,777,782 shares of Pittston Common Stock, the holders thereof being entitled to one vote per share on all matters that the Board of Directors knows will be presented for consideration at the annual meeting.

    The close of business on March 13, 2000, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof. This Proxy Statement and the accompanying form of proxy and Annual Report to Shareholders are being mailed to shareholders commencing on or about March 24, 2000. The address of the principal executive office of the Company is 1000 Virginia Center Parkway, P. O. Box 4229, Glen Allen, VA 23058-4229.

    The election of directors, the selection of independent public accountants, the proposal for adoption of the Company's Management Performance Improvement Plan, the proposal for amendment of the Company's Non-Employee Directors' Stock Option Plan, the proposal for amendment of the Company's 1988 Stock Option Plan, and the proposal for amendment and restatement of the Company's Key Employees' Deferred Compensation Program and ratification of prior amendments thereto are the only matters which the Board of Directors knows will be presented for consideration at the annual meeting. As to any other business that may properly come before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person voting the proxies.

    The Company's bylaws provide that the chairman of the annual meeting will determine the order of business at the annual meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the annual meeting, and business not properly brought before the annual meeting will not be transacted.

    The shares of Pittston Common Stock represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares of Pittston Common Stock will be voted in accordance with the specification so made.

    The enclosed proxy is revocable at any time prior to its being voted by filing an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute a revocation.

    Votes cast by shareholders will be treated as confidential in accordance with a policy approved by the Board of Directors. Shareholder votes at the annual meeting will be tabulated by the Company's transfer agent, BankBoston, N.A. c/o EquiServe Limited Partnership.

                              CORPORATE GOVERNANCE

    The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, exercising their good faith business judgment of the best interests of the Company. Members of the Board are kept informed of the Company's business by various reports sent to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the President and Chief Executive Officer and other officers and members of management. During 1999, the Board met seven times.

    The Executive Committee of the Board may exercise substantially all the authority of the Board during the intervals between the meetings of the Board. The Executive Committee currently consists of Mr. Dan, as Chairman, and all other directors, except that a quorum of the Executive Committee consists of one-third of the number of members of the Executive Committee, three of whom must not be employees of the Company or any of its subsidiaries. During 1999, the Executive Committee met once.

    The Audit and Ethics Committee (the 'Audit Committee') recommends to the Board for selection by the shareholders at their annual meeting a firm of independent public accountants. In addition, the Audit Committee confers with the Company's independent public accountants to review the plan and scope of their proposed audit as well as their findings and recommendations upon the completion of the audit. The Audit Committee meets with the independent public accountants and with appropriate Company financial personnel and internal auditors regarding the Company's internal controls, practices and procedures. The Audit Committee also oversees the Company's legal and business ethics compliance programs. The Audit Committee currently consists of Mr. Gross, as Chairman, Mrs. Alewine and Messrs. Breslawsky, Craig, Grinstein and Sloane, none of whom is an officer or employee of the Company or any of its subsidiaries. The Audit Committee met five times during 1999.

    The Compensation and Benefits Committee (the 'Compensation Committee') is responsible for establishing and reviewing policies governing salaries, incentive compensation and the terms and conditions of employment of senior executives and other key employees of the Company, in addition to oversight of the Company's stock option plans for employees and similar plans which may be maintained from time to time by the Company. The Compensation Committee currently consists of Mr. Ackerman, as Chairman, and Messrs. Barker, Grinstein, Sloane and Spilman (whose term as a director expires in May), none of whom is an officer or employee of the Company or any of its subsidiaries. The Compensation Committee met five times during 1999.

    The Corporate Governance and Nominating Committee (the 'Corporate Governance Committee'), recommends to the Board nominees for election as directors and as senior executive officers of the Company, as well as reviewing the performance of incumbent directors in determining whether to recommend them to the Board for renomination. The Corporate Governance Committee currently consists of Mr. Broadhead, as Chairman, Mrs. Alewine and Messrs. Ackerman, Barker, Craig, Gross and Spilman, none of whom is an officer or employee of the Company or any of its subsidiaries. The Corporate Governance Committee met four times during 1999. For information concerning procedures to be followed for submitting names of nominees for consideration by the Corporate Governance Committee, see 'Other Information -- Shareholder Proposals.'

    The Finance Committee recommends to the Board dividend and other actions and policies regarding the financial affairs of the Company, including those relating to matters that may affect the financial strength of the Company. The Finance Committee currently consists of Mr. Spilman, as Chairman, Mrs. Alewine and Messrs. Ackerman, Barker, Breslawsky and Broadhead, none of whom is an officer or employee of the Company or any of its subsidiaries. The Finance Committee met four times during 1999.

    The Pension Committee is responsible for the oversight of the Company's Pension-Retirement Plan and Savings-Investment Plan and any similar plans which may be maintained from time to time by the Company. The Pension Committee also has general oversight responsibility for pension plans maintained by foreign and other subsidiaries of the Company. The Pension Committee has authority to adopt amendments to the Company's Pension-Retirement Plan, Pension Equalization Plan and Savings-Investment Plan. In carrying out these responsibilities, the Pension Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, including the Administrative Committee, as well as outside experts retained in connection with the administration of those plans. The Pension Committee currently consists of Mr. Craig, as Chairman, and Messrs. Breslawsky, Broadhead, Grinstein, Gross and Sloane, none of whom is an officer or employee of the Company or any of its subsidiaries. The Pension Committee met three times during 1999.

    During 1999, all incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board on which they served, with the exception of Mr. Broadhead (due to health reasons), who attended 74% of the meetings. The average attendance at all meetings was approximately 91%.

COMPENSATION OF DIRECTORS

    Each non-employee director is paid an annual retainer fee of $28,500, an attendance fee of $1,200 per day for each meeting of the Board and of each committee of the Board, and a fee of $1,200 per day for rendering any special services to the Company at the request of the Chairman of the Board. Each Committee chairman receives an additional annual fee of $3,300. A director may elect to defer receipt of his or her fees to future years and to receive interest thereon, compounded quarterly, at the prime commercial lending rate of Morgan Guaranty Trust Company of New York, as of the end of the previous calendar quarter.

    In May 1996, the Company's shareholders approved the Company's Directors' Stock Accumulation Plan (the 'Directors' Stock Accumulation Plan') pursuant to which the Company's Retirement Plan for Non-Employee Directors (the 'Retirement Plan') was terminated for all then active and future non-employee directors. Under the terms of the Directors' Stock Accumulation Plan, each participant received an initial allocation of 'Units' representing shares of each class of Company common stock equal to the present value of each participant's accrued benefit under the Retirement Plan as of May 31, 1996, determined by dividing a portion of the initial allocation to each class of Units by the average of the high and low per share market price of the related class of Company common stock as reported on the New York Stock Exchange Composite Transaction Tape for such date. Participants received additional Units as of June 1, 1997, June 1, 1998 and June 1, 1999, and will so receive Units as of each subsequent June 1, equal to (a) 50% of the annual retainer in effect on such June 1 if he or she has accrued less than eight years of service or (b) 25% of such annual retainer if he or she has accrued eight or more years of service, divided by the stock price for such date. In addition, under the Directors' Stock Accumulation Plan additional Units are credited to participants' accounts in respect of cash dividends paid on the related classes of Company common stock based upon the Directors' Stock Accumulation Plan's formula for accrual. Upon a participant's termination of service, the distribution of shares of Company common stock equal to the number of Units allocated to such director's account with respect to each class of Company common stock will be made in a single lump sum distribution unless the participant elects at least 12 months before his or her termination to receive equal annual installments (not more than 10) commencing on the first day of the month next following his or her termination of service. As a result of the increase in the directors' annual cash retainer in 1999, as approved by Board of Directors in July 1999, a corresponding percentage increase was allocated to each directors' account under the Directors' Stock Accumulation Plan as provided by the Plan. BAX Units and Minerals Units granted prior to the Exchange have been converted into Pittston Common Stock Units using the exchange ratios of .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock. The following table sets forth information concerning the number of Units credited during 1999 to each participant standing for election or continuing as a director:

                                                                    1999 UNITS
                                                                     CREDITED
                                                                     --------
Roger G. Ackerman...............................  Brink's Units       785.89
                                                  BAX Units           867.76
                                                  Minerals Units    1,735.73
Betty C. Alewine................................  Brink's Units            0
                                                  BAX Units                0
                                                  Minerals Units           0

                                                                    1999 UNITS
                                                                     CREDITED
                                                                     --------
James R. Barker.................................  Brink's Units        956.05
                                                  BAX Units          1,112.99
                                                  Minerals Units     2,731.30
Marc C. Breslawsky..............................  Brink's Units        251.37
                                                  BAX Units            402.87
                                                  Minerals Units     1,900.00
James L. Broadhead..............................  Brink's Units        931.71
                                                  BAX Units          1,005.95
                                                  Minerals Units     1,830.01
William F. Craig................................  Brink's Units      1,109.69
                                                  BAX Units          1,182.24
                                                  Minerals Units     2,012.24
Gerald Grinstein................................  Brink's Units        251.37
                                                  BAX Units            402.87
                                                  Minerals Units     1,900.00
Ronald M. Gross.................................  Brink's Units        956.05
                                                  BAX Units          1,112.99
                                                  Minerals Units     2,731.30
Carl S. Sloane..................................  Brink's Units        319.34
                                                  BAX Units            500.75
                                                  Minerals Units     2,083.72

All Non-Employee Nominees and Continuing                             5,561.47
  Directors as a Group (9 persons)..............  Brink's Units      6,588.42
                                                  BAX Units         16,924.30
                                                  Minerals Units

---------

(a) BAX Units and Minerals Units have been converted into Pittston Common Stock Units using the exchange ratios of .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock.

    Under the Non-Employee Directors' Stock Option Plan, adopted by the shareholders in 1988 and amended by the shareholders in July 1993, in January 1996 and in May 1997 (the 'Non-Employee Directors' Stock Option Plan'), automatic annual grants of options are made for 1,000 shares of Brink's Stock, 500 shares of BAX Stock and 200 shares of Minerals Stock at 100% of fair market value on the date of grant to each non-employee director on each July 1 so long as the Non-Employee Directors' Stock Option Plan remains in effect. The Board of Directors reviewed long-standing director compensation practices of other major corporations and determined that the Non-Employee Directors' Stock Option Plan should be amended in light of competitive standards. In October 1999, the Board of Directors approved the elimination of the initial stock option grant to newly elected directors of 10,000 shares of Brink's Stock, 5,000 shares of BAX Stock and 2,000 shares of Minerals Stock. In December 1999, subject to shareholder approval, the Board of Directors amended the Non-Employee Directors' Stock Option Plan to increase the automatic annual grants of options to 2,000 shares of Brink's Stock, 1,000 shares of BAX Stock and 400 shares of Minerals Stock which, as a result of the Exchange, would provide for an annual grant of 2,517 shares of Pittston Common Stock. Effective May 5, 2000, subject to shareholder approval, the Non-Employee Directors' Stock Option Plan will be further amended to (i) allow the Board of Directors to amend such plan without shareholder approval in order to increase the maximum number of shares of Pittston Common Stock that may be issued to any one non-employee director and (ii) increase the number of shares available for issuance under the Plan. Options to acquire shares of BAX Stock and Minerals Stock granted prior to the Exchange have been converted into options to acquire shares of Brink's Stock using the exchange ratios of .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock. Each option granted annually will become exercisable six months from the date of grant. Each option granted under the Non-Employee Directors' Stock Option Plan constitutes a nonqualified stock option under the Internal Revenue Code of 1986, as amended (the 'Code'), and terminates no later than ten years from the date of grant. The Non-Employee Directors' Stock Option Plan expires May 11, 2008. The options are nontransferable otherwise than by will or the laws of descent and distribution except that, in the sole discretion of the Board, options may be transferable to immediate family members (or trusts therefor) of an optionee.

    Under the Directors' Charitable Award Program, the Company will contribute $1,100,000 on behalf of each participating director after such director's death. Of that amount, $100,000 will be donated to one or more tax-exempt organizations designated by the Company, and $1,000,000 will be donated in accordance with the director's recommendations to eligible educational institutions and charitable organizations. Each of the Company's directors currently participates in the Directors' Charitable Award Program. The Company is the owner and beneficiary of life insurance policies insuring the lives of the participating directors. Premiums paid in 1999 in respect of such policies totaled an aggregate of approximately $541,000.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

    The following table sets forth information with respect to the compensation of the Chief Executive Officer and the other four highest paid executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL           OTHER ANNUAL                                      ALL OTHER
                                   COMPENSATION       COMPENSATION(a)     LONG-TERM COMPENSATION      COMPENSATION(e)
                               --------------------   ---------------   ---------------------------   ---------------
                                                                            OPTIONS (NUMBER OF
                                                                                SHARES)(d)
                                                                        ---------------------------
                        YEAR   SALARY(b)   BONUS(c)                     BRINK'S    BAX     MINERALS
                        ----   ---------   --------                     -------    ---     --------
M. T. Dan               1999   $650,000    $500,000       $  --        100,000    83,000    30,000        $ 6,945
 Chairman, President    1998   $509,208    $525,000       $ 2,375       10,000    83,000    25,000        $ 8,816
 and Chief Executive    1997   $  --       $  --          $  --           --        --        --          $  --
 Officer
R. T. Ritter            1999   $280,833    $150,000       $20,725       20,000    20,000     7,500        $ 5,919
 Vice President and     1998   $ 90,083    $ 75,000       $ 1,214       12,000     7,500     2,500        $27,880
 Chief Financial        1997   $  --       $  --          $  --           --        --        --          $  --
 Officer
F. T. Lennon            1999   $270,833    $125,000       $ 8,797       15,000    20,000     7,500        $ 5,880
 Vice President --      1998   $257,917    $110,000       $ 1,949       14,000     5,000     2,500        $12,218
 Human Resources and    1997   $235,000    $120,000       $ 8,705       12,000    15,000     4,000        $29,287
 Administration
A. F. Reed              1999   $273,300    $120,000       $  --         15,000    20,000     7,500        $ 5,902
 Vice President,        1998   $262,300    $ 90,000       $18,166       14,000     5,000     2,500        $ 8,508
 General Counsel and    1997   $234,800    $115,000       $   105       12,000    15,000     4,000        $10,074
 Secretary
J. B. Hartough          1999   $222,800    $ 75,000       $  --         10,000     5,000     2,000        $ 5,545
 Vice President --      1998   $222,800    $ 65,000       $16,890        9,000     5,000     2,000        $ 8,181
 Corporate Finance and  1997   $203,133    $ 82,000       $39,348       12,000    15,000     4,000        $74,415
 Treasurer

---------

(a) Amounts shown reflect tax gross-up payments made to compensate the executive officer for incremental federal and state income tax liability resulting from relocation payments made in the years shown.

    In 1999, the Company reimbursed expenses for and made other payments in connection with Mr. Ritter's relocation upon employment in the amount of $17,688.

(b) Salaries before compensation reduction payments under the Savings-Investment Plan and the Deferral of Salary and Supplemental Savings Plan portions of the Company's Key Employees' Deferred Compensation Program.

    In addition, as of January 1, 2000, the participant's account was credited with additional Common Stock Units in respect of cash dividends paid on the Company's common stock during 1999 based upon the formula for accrual in the Deferred Compensation Program. The following table sets forth the amount of 1999 salary deferred under the Deferred Compensation Program by each of the executive officers named above and the number of Common Stock Units credited to his account (including matching contributions and cash dividends) in respect of salary paid in 1999:

                                              (footnotes continued on next page)

(footnotes continued from previous page)

                       1999 COMPENSATION   BRINK'S       BAX       MINERALS
                           DEFERRED         UNITS       UNITS        UNITS
                           --------         -----       -----        -----
Mr. Dan                    $129,615        3,312.71    3,223.35    13,163.76
Mr. Ritter                   84,058        1,880.67    2,920.96     7,493.25
Mr. Lennon                   54,150        1,389.97    1,979.88     2,012.46
Mr. Reed                     54,647        1,733.99    1,086.13     2,038.84
Mr. Hartough                 44,560        1,232.72    1,641.98       221.81

    Under the Deferred Compensation Program, distributions with respect to the Common Stock Units are to be made in shares of Pittston Common Stock on the basis of one share for each Common Stock Unit (with cash paid for fractional Common Stock Units), but the aggregate value of the shares so distributed attributable to the deferral of salary pursuant to the Deferral of Salary portion of the Program (including related dividends, but not matching contributions) may not be less than the aggregate amount of the salary deferred pursuant to the Deferral of Salary portion of the Program and the related dividends in respect of which such Common Stock Units were initially credited. Such distributions will be made upon termination of employment or earlier upon election made more than one year prior to distribution.

(c) Annual incentive payments under the Company's Key Employees Incentive Plan. Under the Company's Key Employees' Deferred Compensation Program, participants are permitted to defer up to 100% of their cash incentive payment for 1999 and receive a Company-matching contribution with respect to the amount so deferred but not in excess of 10% of the cash incentive payment, which amounts were, as of January 1, 2000, converted into Common Stock Units in accordance with the formula for conversion in the Deferred Compensation Program. In addition, dividend credits of Common Stock Units were made to the participant's accounts in respect of cash dividends paid on Company common stock during 1999. The following table sets forth the aggregate amount of incentive compensation for 1999 deferred under the Deferred Compensation Program, including Company-matching contributions, by each of the executive officers named above and the number of Common Stock Units credited to his account (including in respect of cash dividends) as of January 1, 2000:

                               BONUS     BRINK'S       BAX       MINERALS
                              DEFERRED    UNITS       UNITS        UNITS
                              --------    -----       -----        -----
Mr. Dan                       $250,000   5,929.28   10,925.05    13,986.36
Mr. Ritter                      45,000   1,186.82    1,424.32     4,125.63
Mr. Lennon                      62,500   1,736.07    2,296.61     3,516.27
Mr. Reed                        36,000   1,304.33      694.64     1,745.55
Mr. Hartough                    15,000     683.03      175.38       154.74

    Under the Deferred Compensation Program, distributions with respect to the Common Stock Units are to be made in shares of Pittston Common Stock on the basis of one share for each Common Stock Unit (with cash paid for fractional Common Stock Units), but the aggregate value of the shares so distributed attributable to the deferral of cash incentive payments (including related dividends, but not matching contributions) may not be less than the aggregate amount of the cash incentive payment deferred and the related dividends in respect of which such Common Stock Units were initially credited. Such distributions will be made upon termination of employment or earlier upon election made more than one year prior to distribution.

(d) Pursuant to the Exchange, effective January 14, 2000, options to acquire shares of BAX Stock and Minerals Stock have been converted into options to acquire shares of Brink's Stock using the exchange ratios of .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock.

(e) The Company made matching contributions under the Savings-Investment Plan in 1999 in the amount of $3,651 for each of Messrs. Dan, Ritter, Lennon, Reed and Hartough.

    In 1999, the Company paid life insurance premiums under the Executive Salary Continuation Plan in the amount of $3,294 for Mr. Dan; $2,268 for Mr. Ritter; $2,229 for Mr. Lennon; $2,251 for Mr. Reed; and $1,894 for Mr. Hartough. The Executive Salary Continuation Plan provides a death benefit equal to three times a covered employee's annual salary payable in ten equal annual installments to the employee's spouse or other designated beneficiary.

STOCK OPTIONS

    The following table sets forth information concerning nonqualified stock options granted under the Company's 1988 Stock Option Plan on July 8, 1999, to the Chief Executive Officer and the other officers named in the Summary Compensation Table. Such options will (i) become exercisable as to one-third of the total number of shares covered by such option on each of the first, second and third anniversary of the date of grant; (ii) have purchase prices per share equal to 100% of the fair market value of the Brink's Stock, BAX Stock and Minerals Stock, as the case may be, on the date of grant, rounded up to the next higher cent; and (iii) expire on July 8, 2005. In addition, options for BAX Stock were granted to the Chief Executive Officer on January 4, 1999, which
(i) will become exercisable as to the total number of shares covered by such option on the first anniversary of the date of grant; (ii) have a purchase price per share equal to 100% of the fair market value of the BAX Stock on the date of grant, rounded up to the next higher cent; and (iii) expire on January 4, 2005. In connection with the Exchange, options to acquire shares of BAX Stock and Minerals Stock granted prior to the Exchange were converted into options to acquire shares of Brink's Stock using the exchange ratios of .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock. No Stock Appreciation Rights were granted in 1999 to the named executive officers.

                             OPTION GRANTS IN 1999

                               INDIVIDUAL GRANTS

                                         NUMBER OF    PERCENT OF CLASS
                                         SECURITIES    TOTAL OPTIONS
                                         UNDERLYING      GRANTED TO                                    GRANT DATE
                                          OPTIONS       EMPLOYEES IN     EXERCISE PRICE   EXPIRATION    PRESENT
NAME                                     GRANTED(a)         1999           PER SHARE         DATE       VALUE(b)
----                                     ----------         ----           ---------         ----       --------
M. T. Dan
  Brink's..............................   100,000           24.3%            $26.94       07/08/05     $1,050,436
  BAX..................................    27,000            5.4%            $11.29       01/04/05        148,460
  BAX..................................    56,000           11.1%            $ 9.72       07/08/05        286,185
  Minerals.............................    30,000            1.5%            $ 1.56       07/08/05         15,048
R. T. Ritter
  Brink's..............................    20,000            4.9%            $26.94       07/08/05        210,087
  BAX..................................    20,000            4.0%            $ 9.72       07/08/05        102,209
  Minerals.............................     7,500            3.6%            $ 1.56       07/08/05          3,762
F. T. Lennon
  Brink's..............................    15,000            3.6%            $26.94       07/08/05        157,565
  BAX..................................    20,000            4.0%            $ 9.72       07/08/05        102,209
  Minerals.............................     7,500            3.6%            $ 1.56       07/08/05          3,762
A. F. Reed
  Brink's..............................    15,000            3.6%            $26.94       07/08/05        157,565
  BAX..................................    20,000            4.0%            $ 9.72       07/08/05        102,209
  Minerals.............................     7,500            3.6%            $ 1.56       07/08/05          3,762
J. B. Hartough
  Brink's..............................    10,000            2.4%            $26.94       07/08/05        105,044
  BAX..................................     5,000            1.0%            $ 9.72       07/08/05         25,552
  Minerals.............................     2,000            1.0%            $ 1.56       07/08/05          1,003

---------

(a) In connection with the Exchange, options to acquire BAX Stock and Minerals Stock were converted into options to acquire Brink's Stock using the exchange ratios of .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock. As a result of the Exchange, the options to acquire Brink's Stock have exercise prices ranging from $19.09 per share to $26.94 per share.

(b) Based on the Black-Scholes option-pricing model and the following assumptions: (i) projected annual dividend yield of 0.31% for Brink's Stock, 1.67% for BAX Stock (1.51% for options granted to Mr. Dan in January 1999) and 4.32% for Minerals Stock; (ii) expected volatilities of 31.74% for Brink's Stock, 63.56% for BAX Stock (55.40% for options granted to Mr. Dan in January 1999) and 44.25% for Minerals Stock; (iii) a risk-free interest rate of 5.99% for options expiring 2005 (4.78% for the BAX options granted to Mr. Dan in January 1999); and (iv) all options are exercised on the expiration date. Value of the grant to Mr. Dan in January 1999 vested 100% in January 2000, and all other values vest at 33% per annum until fully vested. The actual value an executive officer may receive depends on market prices for Brink's Stock, BAX Stock and Minerals Stock, and there can be no assurance that the amounts reflected in the Grant Date Present Value column will actually be realized. No gain to an executive officer is possible without an appreciation in stock value, which will benefit all shareholders commensurately.

    The following table sets forth information concerning the exercise of options during 1999 and unexercised options held at the end of such year. In connection with the Exchange, options to acquire shares of BAX Stock and Minerals Stock granted prior to the Exchange were converted into options to acquire shares of Brink's Stock using the exchange ratios of .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock.

                      AGGREGATED OPTION EXERCISES IN 1999
                           AND YEAR-END OPTION VALUES

                                 STOCK OPTIONS

                                                              NUMBER OF
                                                        SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                             NUMBER OF                 UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                              SHARES                      DECEMBER 31, 1999             DECEMBER 31, 1999
                            ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                        EXERCISE(a)   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
M. T. Dan
  Brink's.................    12,586      $196,341     127,599        156,666       $386,921        $  --
  BAX.....................     --         $  --         83,000         83,000       $ --            $50,680
  Minerals................     --         $  --         25,000         30,000       $ --            $ 1,950
R. T. Ritter
  Brink's.................     --         $  --         --             32,000       $ --            $  --
  BAX.....................     --         $  --         --             27,500       $ --            $18,100
  Minerals................     --         $  --         --             10,000       $ --            $   487
F. T. Lennon
  Brink's.................     3,504      $ 54,697      45,056         36,333       $175,048        $  --
  BAX.....................     --         $  --         52,169         38,333       $ 30,391        $18,100
  Minerals................     --         $  --         17,334         13,166       $ --            $   487
A. F. Reed
  Brink's.................     --         $  --         27,185         36,333       $ 44,596        $  --
  BAX.....................     --         $  --         36,436         38,333       $  6,099        $18,100
  Minerals................     --         $  --         13,834         13,166       $ --            $   487
J. B. Hartough
  Brink's.................     3,504      $ 54,031      41,287         28,000       $149,445        $  --
  BAX.....................     4,382      $  3,417      49,540         23,333       $ 23,096        $ 4,525
  Minerals................     --         $  --         16,567          7,333       $ --            $   130

---------

(a) In connection with the Exchange, options to acquire Brink's Stock plus options to acquire BAX Stock and Minerals Stock were converted into options to acquire Brink's Stock using the exchange ratios of .4848 share of Brink's Stock for each share of BAX Stock and .0817 share of Brink's Stock for each share of Minerals Stock.

PENSION-RETIREMENT PLAN

    The Company maintains a noncontributory Pension-Retirement Plan (the 'Pension Plan') covering, generally, full-time employees of the Company and participating subsidiaries who are not covered by a collective bargaining agreement. Accrued benefits under the Pension Plan are vested upon employees' completion of five years of Vesting Service (as defined in the Pension Plan). The Code limits the amount of pensions which may be paid under federal income tax qualified plans. The Board of Directors adopted a Pension Equalization Plan (the 'Equalization Plan') under which the Company will make additional payments so that the total amount received by each such person affected by the Code limitations is the same as would have otherwise been received under the Pension Plan. The Company has reserved the right to terminate or amend the Pension Plan or the Equalization Plan at any time.

    Effective December 1, 1997, the Equalization Plan was amended to permit participants to receive the actuarial equivalent of their benefit under such plan in a lump sum. By September 1, 2001, or if earlier, upon a Change in Control (as defined in the Equalization Plan), the Company is required to contribute amounts in cash to a trust established between the Company and The Chase Manhattan Bank. Such amounts are designed to be sufficient to provide the benefits to which (a) participants under the Equalization Plan and (b) employees covered under certain employment contracts, are entitled pursuant to the terms of the Equalization Plan and such employment contracts as in effect on December 31, 1999, or the date of the Change in Control, as applicable. The Board also authorized amendments to such employment contracts to permit lump-sum payments of certain benefits thereunder under certain conditions. The assets of the trust will be subject to the claims of the Company's general creditors in the event of the Company's insolvency.

    The table below illustrates the estimated annual benefits payable upon retirement at age 65 under the Pension Plan and Equalization Plan to officers and other eligible employees in various classifications as to Average Salary and years of Benefit Accrual Service (as defined in the Pension Plan). The table does not reflect reductions on account of the Social Security taxable wage base.

                               PENSION PLAN TABLE

                                      ESTIMATED ANNUAL PENSION
AVERAGE ANNUAL SALARY       PAYABLE BASED ON BENEFIT ACCRUAL SERVICE OF:
  DURING 36 MONTHS      ----------------------------------------------------
   OF HIGHEST PAY       10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS
---------------------   --------   --------   --------   --------   --------
     $  200,000         $ 42,000   $ 63,000   $ 84,000   $105,000   $115,000
        300,000           63,000     94,500    126,000    157,500    172,500
        500,000          105,000    157,500    210,000    262,500    287,500
        700,000          147,000    220,500    294,000    367,500    402,500
        900,000          189,000    283,500    378,000    472,500    517,500
      1,000,000          210,000    315,000    420,000    525,000    575,000
      1,200,000          252,000    378,000    504,000    630,000    690,000
      1,300,000          273,000    409,500    546,000    682,500    747,500

Such amounts are based on the assumption that the employee will be in the Company's employ until normal retirement date (age 65), that the Pension Plan and Equalization Plan will continue in effect without change and that payments will be made on a straight life annuity basis. The Pension Plan and Equalization Plan give effect to the full amount of earnings shown under the salary and bonus columns of the Summary Compensation Table. At December 31, 1999, the executive officers named in such Table had been credited under the Pension Plan with the following years of Benefit Accrual Service: Mr. Dan, 18 years; Mr. Lennon, 23 years; Mr. Hartough, 13 years; Mr. Reed, 13 years; and Mr. Ritter, 2 years.

EMPLOYMENT AGREEMENTS

    As of May 4, 1998, the Company entered into an employment agreement with Mr. Dan providing him with, among other things, a minimum annual salary of $525,000 for a five-year period in exchange for his services as President and Chief Executive Officer of the Company. The agreement also provides certain benefits in the event of a termination of his services during the contract term.

CHANGE IN CONTROL ARRANGEMENTS

    In 1997 and 1998, the Company entered into change in control agreements with Messrs. Hartough, Lennon, Reed and Ritter which replace prior change in control agreements. Pursuant to these agreements, in the event Messrs. Hartough, Lennon, Reed or Ritter are terminated by the Company without cause (as defined in their respective agreements) or quit for good reason (as defined in their respective agreements) within three years following a Change in Control (as defined in their respective agreements), the terminated executive will be entitled to a cash lump-sum payment equal to (i) his accrued pay (including a prorated portion of his annual bonus based on the number of days worked in the year of his termination) plus (ii) three times the sum of his annual base salary and annual bonus.

SEVERANCE AGREEMENTS

    In 1997 and 1998, the Company entered into severance agreements with certain senior officers, including Messrs. Hartough, Lennon, Reed and Ritter, which provide that if the executive is terminated by the Company other than for cause (as defined in such agreements) or he quits for good reason (as defined in such agreements), the terminated executive shall be entitled to receive (i) his accrued pay (including a prorated portion of his annual bonus based on the number of days worked in the year of his termination), (ii) two times the sum of his annual salary and annual bonus and (iii) previously deferred compensation and related matching contributions (whether or not vested). If such termination occurs after a 'Disposition Date', the multiplier in clause (ii) in the preceding sentence shall be three. A Disposition Date is generally the earliest of (i) the sale, lease or other transfer to an entity unaffiliated with the Company of greater than fifty percent (50%) of the assets or shares of Brink's, Incorporated; Brink's Home Security, Inc.; Pittston Coal Company; BAX Global Inc. or Pittston Mineral Ventures Company, (ii) the date of the first public announcement of such disposition, or (iii) a Change in Control (as defined in such agreements).

COMPLIANCE WITH SECTION 16(a)

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the 'SEC') and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 1999, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

REPORT OF COMPENSATION AND BENEFITS COMMITTEE

    The Compensation Committee is responsible for establishing and reviewing policies governing salaries, incentive compensation, and the terms and conditions of employment of senior executive officers and other key employees of the Company. The policies of the Compensation Committee applicable to the compensation of executive officers are described below.

    The Compensation Committee has established an overall compensation program to attract, retain and motivate executive officers and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success. Recognizing the desirability of tying the compensation of executive officers to performance and of aligning their interests closely to the long-term interests of the Company and its shareholders, the Compensation Committee has determined that a significant part of the compensation of executive officers should be paid in the form of annual incentive payments under the Key Employees Incentive Plan ('KEIP') and stock option grants.

    The Compensation Committee has from time to time engaged recognized consultants in the executive compensation field to review and confirm the appropriateness of the Company's salary, annual bonus and long-term incentive programs for executive officers. Cash compensation is paid to executive officers, including the Chief Executive Officer (the 'CEO'), in the form of salaries generally targeted at or near the 50th percentile, and annual incentive payments under the KEIP. In collaboration with these consultants, the Compensation Committee has developed a policy to make available to executive officers annual incentive payments based on individual and Company performance which, when coupled with salary, provide executive officers the opportunity to earn annual cash compensation above the 50th percentile for comparable positions in companies of similar size across all industries from which the Company seeks to attract executive officers.

    The Compensation Committee periodically reviews the salaries of executive officers in light of competitive standards and the Compensation Committee's evaluation of their individual performance and makes such adjustments as are appropriate. Each year the Compensation Committee prescribes target cash incentive awards for executive officers under the KEIP. Such target incentives are indicative of the incentive payment that an executive officer might expect to receive for such year based on a strong performance by the individual executive officer in achieving established individual objectives, by his or her operating or staff unit, and the overall performance of the Company. For purposes of calculating actual awards under such guidelines, individual performance is given a weight factor of 50%, and unit and Company performance are each given weight factors of 25%.

    For 1999, the CEO had a target cash incentive award under the KEIP of 75% of salary. Based on the KEIP guidelines, the CEO's actual award could have ranged from 0 to 200% of salary, depending on his performance rating and that of the Company as determined by the Compensation Committee and approved by the Board. The Compensation Committee recommended and the Board approved an annual incentive payment of $500,000 or 77% of salary for the CEO and annual incentive payments for the other executive officers for 1999 after considering the following quantitative and qualitative measures of the Company's performance in 1999: (i) revenues, earnings and cash flow on a consolidated basis;
(ii) revenues, operating earnings and cash flow of each business unit;
(iii) the employee safety performance of each unit; (iv) the achievement of record revenues in each of the services segments; (v) the achievement of record earnings by Brink's Home Security and Brink's, Incorporated; and (vi) changes in shareholder value as measured by the market capitalization of the Company. The Compensation Committee also took into account as additional factors and criteria: pricing and market conditions affecting each business unit; the effect of the world economy on such businesses; comparative performance of the Company's competitors; productivity and cost containment measures successfully carried out; progress of management development and employee relations efforts; the quality of strategic planning and communications with external constituencies.

    The Compensation Committee's evaluation of the CEO's and the other executive officers' performance was based not only on the measures of the Company's performance and the other factors and criteria described above but also on the Compensation Committee's good faith business judgment of their performance as it related both as to results in 1999 and the long-term positioning of the Company. The Compensation Committee did not attach specific weights to the foregoing factors.

    In 1999, the Compensation Committee made stock option grants to the executive officers of the Company totaling 236,199 shares of Pittston Common Stock (on a post-Exchange basis), including grants to the CEO of 142,688 shares of Pittston Common Stock. The Compensation Committee's intent in making these grants is to raise the level of executive stock ownership and to further align the interests of management and shareholders. Because the 1999 stock options were granted with exercise prices equal to 100% of market value on the date of grant, executive officers will benefit from such stock option grants only to the extent the stock price of the Pittston Common Stock appreciates above the exercise price at the time such options become exercisable. In addition, since such options generally 'vest' only after periods ranging from one to three years from the date of grant, they enhance the ability of the Company to retain executive officers while encouraging such officers to take a longer term view in their decisions impacting the Company. Stock options, therefore, tie the compensation of executive officers directly to the long-term performance of the Company.

    As a further means to align the interest of management and shareholders, effective January 1, 2000, the Board adopted, subject to approval of the Company's shareholders in May 2000, the Management Performance Improvement Plan (the 'Long-Term Plan'). Participants in the Long-Term Plan, including all of the executive officers, have a portion of their compensation tied to the achievement of goals established over three years by the Board. Accordingly, the Compensation Committee recommends approval of the Long-Term Plan by shareholders as described in Proposal No. 3.

    The Compensation Committee believes that reasonable severance and post-takeover employment arrangements are often an essential aspect of the terms of employment of executive officers. The Compensation Committee also recognizes the importance to the Company of retaining its executive officers during and after the disruption typically provoked by a takeover offer (whether or not ultimately successful). The Company is party to a 'change in control' employment agreement and a severance agreement or employment agreement with each of its executive officers, and the Compensation Committee is firmly of the view that the Company and its shareholders have benefited from the protection which such agreements afford its executive officers. The Compensation Committee believes that these employment agreements provide reasonable compensation arrangements and give the Company a high degree of management stability during a period of economic change.

    Internal Revenue Code Section 162(m)(1) disallows a tax deduction for any publicly held corporation for paid remuneration exceeding $1 million in any taxable year for chief executive officers and certain other executive officers, except for remuneration paid under qualifying 'performance based' plans. In the past, the Company's shareholders have approved amendments to the Company's

1988 Stock Option Plan which qualify the grant of options under such plan under
Section 162(m). It is also the intent of the Committee that, upon approval of the Long-Term Plan by the Company's shareholders, the Long-Term Plan will qualify as a 'performance-based' plan under Section 162(m)(1). The Compensation Committee will continue to evaluate the impact of the Section 162(m)(1) limitations on an ongoing basis in light of applicable regulations and future events with an objective of achieving deductibility to the extent deemed appropriate.

                                          Roger G. Ackerman, Chairman
                                          James R. Barker
                                          Gerald Grinstein
                                          Carl S. Sloane
                                          Robert H. Spilman

PERFORMANCE GRAPHS

    The following graph shows a five-year comparison of cumulative total returns for the Pittston Common Stock outstanding since December 31, 1994, through December 31, 1999, the Standard & Poors ('S&P') 500 Index, the S&P MidCap 400 Index, a composite index of peer companies (the 'Composite Peer Index') selected by the Company and the S&P MidCap 400 (Commercial and Consumer Services) Index.

  COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG THE PITTSTON COMPANY,
     THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE COMPOSITE PEER INDEX
       AND THE S&P MIDCAP 400 (COMMERCIAL AND CONSUMER SERVICES) INDEX(1)
                           (YEAR ENDING DECEMBER 31)

                              [PERFORMANCE GRAPH]


                                       12/31/94   12/31/95   1/3/96    12/31/96   12/31/97   12/31/98   12/31/99
  Pittston Composite                     100        109        110       128        175        123         90
  S&P 500 Index                          100        138        139       169        226        290        351
  S&P MidCap 400 Index                   100        131        131       156        206        246        282
  Composite Peer Index                   100        124        124       148        216        264        245
  S&P MidCap 400 Index (Commercial &
  Consumer Services)                     100        119        119       145        190        253        180

---------

(1) On January 18, 1996, the Company's shareholders approved a proposal under which the Company reclassified its Services Stock by redesignating it as Pittston Brink's Group Common Stock and distributing a third class of common stock designated as Pittston BAX Group Common Stock on the basis of one half share of BAX Stock for each share of the Company's former Services Stock held by shareholders of record on January 19, 1996. For the line designated as 'The Pittston Company' the graph depicts the cumulative return on $100 invested on a capitalization-weighted combination of the Company's Services Stock and Minerals Stock from December 31, 1994, and prior to January 3, 1996 (the date of commencement of trading in the Brink's Stock and the BAX Stock). Since January 3, 1996 the graph depicts the cumulative return on a capitalization-weighted combination of Brink's Stock, BAX Stock and Minerals Stock. For the S&P 500 Index, the S&P MidCap 400 Index, the Composite Peer Index and the S&P MidCap 400 Index (Commercial & Consumer Services), cumulative returns are measured on an annual basis for the periods from December 31, 1994 through December 31, 1999, with the value of each index set to $100 on December 31, 1994. Total return assumes reinvestment of dividends. The returns of the component companies included in the Composite Peer Index and the S&P MidCap 400 Index (Commercial & Consumer Services) are weighted according to such company's market capitalization at the beginning of each period. Companies in the Composite Peer Index are as follows:
    Airborne Freight Corp., Air Express International Corporation, Arch Coal Inc., Burns International Services Corp., Circle International Group Inc., Expeditors International Inc., Federal Express Corporation, Protection One Inc., Wackenhut Corporation (Class A), and Westmoreland Coal Co. Companies on the S&P MidCap 400 Index (Commercial & Consumer Services) are as follows:
    Apollo Group Inc., Cintas Corporation, Convergys Corporation, NCH Corporation, Ogden Corporation, The Pittston Company, Rollins, Inc., Sotheby's Holdings, Stewart Enterprises, Inc. and Viad Corporation. As a result of the Exchange, the Company now has one class of common stock instead of three separate classes of common stock, each of which was intended to track the performance of certain of the Company's business units. The diversity of the Company's businesses makes identifying a peer group impossible. The Company chose the S&P MidCap 400 Index and the S&P MidCap 400 Index (Commercial & Consumer Services) because the Company is included in each of these indices which measure the performance of the mid-size company segment of the United States market.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG MINERALS GROUP COMMON STOCK, SERVICES GROUP COMMON STOCK, THE S&P 500 INDEX, THE S&P TRANSPORTATION INDEX,
             THE MINERALS PEER INDEX AND THE SERVICES PEER INDEX(2)
               (FROM DECEMBER 31, 1994 THROUGH DECEMBER 31, 1999)

                              [PERFORMANCE GRAPH]


                                       12/31/94   12/31/95   1/31/96   12/31/96   12/31/97   12/31/98   12/31/99
  Pittston Minerals Group                100         57         57        67         34         11          8
  Pittston Services Group                100        120        122       148        213        152        112
  S&P 500 Index                          100        138        139       169        226        290        351
  S&P Transportation Index               100        139        141       160        207        203        183
  Minerals Peer Index                    100         73         74        94         95         62         43
  Services Peer Index                    100        128        129       153        228        288        271

---------

(2) The graph depicts the cumulative return from December 31, 1993, through January 2, 1996, on $100 invested in either Services Stock, Minerals Stock, the Services Peer Index, the Minerals Peer Index, S&P 500 Index or the S&P Transportation Index. Since January 3, 1996 (the date of commencement of trading in Brink's Stock and BAX Stock), for the line designated as 'Pittston Services,' the graph depicts the cumulative return on a capitalization-weighted combination of Brink's Stock and BAX Stock. Total return assumes reinvestment of dividends. The Services Peer Index consists of a market capitalization-weighted combination of the common stocks of Airborne Freight Corp., Air Express International Corporation, Burns International Services Corp., Circle Group International Inc., Expeditors International Inc., Federal Express Corporation, Protection One Inc. and Wackenhut Corporation (Class A). The Minerals Peer Index consists of the common stock of Arch Coal Inc. and Westmoreland Coal Co.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG BRINK'S GROUP COMMON STOCK, BAX GROUP COMMON STOCK, THE S&P 500 INDEX, THE S&P TRANSPORTATION INDEX,
                THE BRINK'S PEER INDEX AND THE BAX PEER INDEX(3)
                (FROM JANUARY 3, 1996 THROUGH DECEMBER 31, 1999)

                             [PERFORMANCE GRAPH]


                                                      1/03/96    12/31/96   12/31/97   12/31/98   12/31/99
  Pittston Brink's Group                                100       118.6      177.4      140.9       97.6
  Pittston BAX Group                                    100       108.0      143.2       61.8       60.5
  S&P 500 Index                                         100       121.9      162.5      209.0      253.0
  S&P Transportation Index                              100       112.8      146.2      143.3      129.4
  Brink's Peer Index                                    100        97.1      170.3      146.0       54.7
  BAX Peer Index                                        100       122.1      178.3      236.1      234.9

---------

(3) The graph depicts the cumulative return from January 3, 1996, the date of commencement of trading in the Brink's Stock and BAX Stock, through December 31, 1999, on $100 invested in either Brink's Stock, BAX Stock, the Brink's Peer Index, the BAX Peer Index, the S&P 500 Index or the S&P Transportation Index. Total return assumes reinvestment of dividends. The Brink's Peer Index consists of a market capitalization-weighted combination of the common stocks of Burns International Services Corp, Protection One, Inc. and Wackenhut Corporation (Class A). The BAX Peer Index consists of a market capitalization-weighted combination of the common stocks of Airborne Freight Corp., Air Express International Corporation, Circle International Group Inc., Expeditors International Inc. and Federal Express Corporation.

                             PROPOSALS OF THE BOARD

    The following proposals are expected to be presented to the meeting. Holders of Pittston Common Stock will have one vote per share.

    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS: in order to be elected, nominees for director must receive a plurality of the votes cast by those present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and shares held by a broker in 'street name' ('Broker Shares') that are not voted in the election of directors will not be included in determining the number of votes cast.

    PROPOSAL NO. 2  --  APPROVAL OF THE SELECTION OF INDEPENDENT PUBLIC
ACCOUNTANTS: must receive more votes cast in favor of such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon than votes cast in opposition to such proposal by such holders. Abstentions and Brokers Shares that are not voted on Proposal No. 2 will not be counted in determining the number of votes cast.

    PROPOSAL NO. 3 -- APPROVAL OF ADOPTION OF THE MANAGEMENT PERFORMANCE IMPROVEMENT PLAN: must receive the affirmative vote of a majority of the votes cast on such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are not voted on Proposal No. 3 will not be counted in determining the number of votes cast.

    PROPOSAL NO. 4 -- APPROVAL OF AMENDMENTS TO THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN: must receive the affirmative vote of a majority of the votes cast on such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are not voted on Proposal No. 4 will not be counted in determining the number of votes cast.

    PROPOSAL NO. 5 -- APPROVAL OF AMENDMENTS TO THE 1988 STOCK OPTION PLAN: must receive the affirmative vote of a majority of the votes cast on such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are not voted on Proposal No. 5 will not be counted in determining the number of votes cast.

    PROPOSAL NO. 6 -- APPROVAL OF AMENDMENT AND RESTATEMENT OF THE KEY EMPLOYEES' DEFERRED COMPENSATION PROGRAM AND RATIFICATION OF AMENDMENTS THERETO DATED AS OF DECEMBER 31, 1996: must receive the affirmative vote of a majority of the votes cast on such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are not voted on Proposal No. 6 will not be counted in determining the number of votes cast.

                   PROPOSAL NO. 1  --  ELECTION OF DIRECTORS

    In accordance with the Company's charter and bylaws, the Board of Directors is divided into three classes, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term.

    The nominees for election as directors for three-year terms expiring in 2003 are Roger G. Ackerman, Betty C. Alewine and Carl S. Sloane.

    The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected. If any of them should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be properly nominated.

    Set forth below is information concerning the age, principal occupation and employment during the past five years, other directorships and positions with the Company of each nominee and director, and the year in which he or she first became a director of the Company.

                                                         NOMINEES FOR ELECTION AS DIRECTORS FOR
                                                           A THREE-YEAR TERM EXPIRING IN 2003

                 [Photo]                     ROGER G. ACKERMAN, 61, is Chairman and Chief Executive Officer
                 (2), (3), (4), (5)            of Corning Incorporated, a company engaged in
                                               telecommunications, information display and advanced
                                               materials. He has held that position since 1996, prior to
                                               which he served as President and Chief Operating Officer
                                               from 1992 to 1996. He is a director of Corning Incorporated,
                                               Corning International Corporation, Dow Corning Corporation
                                               and Massachusetts Mutual Life Insurance Company. Mr.
                                               Ackerman has been a director of the Company since 1991.

                 [Photo]                     BETTY C. ALEWINE, 51, is President and Chief Executive Officer
                 (1), (3), (4), (5)            of COMSAT Corporation, a provider of global satellite
                                               services and digital networking services and technology. She has held that position since 1996, prior to which she served as President of the company's largest operating unit from
                                               1994 to 1996. She is a director of New York Life Insurance
                                               Company. Mrs. Alewine has been a director of the Company
                                               since March 2000.

                 [Photo]                     CARL S. SLOANE, 63, is the Ernest L. Arbuckle Professor of
                 (1), (2), (4), (6)            Business Administration at Harvard University, Graduate
                                               School of Business Administration and has been a member of
                                               Harvard faculty since 1991. He is a director of Rayonier
                                               Inc., Ionics, Inc. and Sapient Corporation. Mr. Sloane has
                                               been a director of the Company since 1998.

                                                                  CONTINUING DIRECTORS

                 [Photo]                     JAMES R. BARKER, 64, is Chairman of The Interlake Steamship
                 (2), (3), (4), (5)            Co., vessel owners and operators of self unloaders. He is
                                               also Vice Chairman of Mormac Marine Group, Inc., vessel
                                               owners and operators of oil product carriers, and Moran
                                               Towing Corp., tug and barge owners and operators. He is a
                                               director of Eastern Enterprises and GTE Corporation. Mr.
                                               Barker has been a director of the Company since 1993. His
                                               current term as a director of the Company expires in 2001.

                 [Photo]                     MARC C. BRESLAWSKY, 57, is President and Chief Operating
                 (1), (4), (5), (6)            Officer of Pitney Bowes, Inc., a company engaged in mailing, shipping, copying and facsimile systems, as well as
                                               mailroom, reprographics and related management services and product financing, and has held that position since 1996.
                                               Prior thereto, he was President of Pitney Bowes Office
                                               Systems until 1980, at which time he became Vice Chairman.
                                               He is a director of Pitney Bowes, Inc., the United
                                               Illuminating Company, C.R. Bard, Inc. and Pitney Bowes
                                               Credit Corporation. Mr. Breslawsky has been a director of
                                               the Company since 1999. His current term as a director of
                                               the Company expires in 2002.

                 [Photo]                     JAMES L. BROADHEAD, 64, is Chairman and Chief Executive
                 (3), (4), (5), (6)            Officer of FPL Group, Inc., a public utility holding
                                               company. He is a director of FPL Group, Inc. and its
                                               subsidiary Florida Power & Light Company, Delta Air Lines,
                                               Inc. and New York Life Insurance Company. Mr. Broadhead has
                                               been a director of the Company since 1983. His current term as a director of the Company expires in 2001.

                 [Photo]                     WILLIAM F. CRAIG, 68, is a private investor. He served as
                 (1), (3), (4), (6)            Chairman of New Dartmouth Bank until 1994. Mr. Craig has
                                               been a director of the Company since 1974. His current term as a director of the Company expires in 2002.

                 [Photo]                     MICHAEL T. DAN, 49, is Chairman of the Board, President and
                 (4)                           Chief Executive Officer of the Company. Prior to his
                                               election as President and Chief Executive Officer in
                                               February 1998, Mr. Dan served as President and Chief
                                               Executive Officer of Brink's Holding Company, Inc. since
                                               1995 and President and Chief Executive Officer of Brink's,
                                               Incorporated since 1993. Mr. Dan has been a director of the
                                               Company since 1998. His current term as a director of the
                                               Company expires in 2001.

                 [Photo]                     GERALD GRINSTEIN, 67, is non-executive Chairman of Agilent
                 (1), (2), (4), (6)            Technologies, a diversified technology company, and has held that position since 1999. Since 1995, he has also served as a principal in Madrona Investment Group LLC, a private
                                               investment company. Mr. Grinstein served as Chairman and
                                               Chief Executive Officer of Burlington Northern Inc., until his retirement in 1995. From 1997-1999, Mr. Grinstein served as non-executive Chairman of Delta Air Lines, Inc. He is a director of Agilent Technologies, Delta Air Lines, Inc., Ex-
                                               pedia.com, Imperial Sugar Corporation, PACCAR Inc. and Vans,
                                               Inc. Mr. Grinstein has been a director of the Company since
                                               1998. His current term as a director of the Company expires in 2002.

                 [Photo]                     RONALD M. GROSS, 66, is Chairman Emeritus of Rayonier Inc., a
                 (1), (3), (4), (6)            global supplier of specialty pulps, timber and wood
                                               products, after retiring as Chairman and Chief Executive
                                               Officer at the end of 1998. Mr. Gross was President and
                                               Chief Operating Officer from 1978, when he joined Rayonier, until 1996 when he became Chairman and Chief Executive
                                               Officer. He is a director of Rayonier Inc. and Corn Products
                                               International. Inc. Mr. Gross has been a director of the
                                               Company since 1995. His current term as a director of the
                                               Company expires in 2001.

---------

(1) Audit and Ethics Committee

(2) Compensation and Benefits Committee

(3) Corporate Governance and Nominating Committee

(4) Executive Committee

(5) Finance Committee

(6) Pension Committee

RECOMMENDATION OF THE BOARD

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
                  FOR ALL NOMINEES FOR ELECTION AS DIRECTORS.

STOCK OWNERSHIP

    Based in part on information furnished by each nominee, director and executive officer named in the Summary Compensation Table, the number of shares of Pittston Common Stock beneficially owned by them at January 31, 2000, was as follows:

NAME OF INDIVIDUAL                                      NUMBER OF SHARES
OR IDENTITY OF GROUP                                 BENEFICIALLY OWNED(a)(b)
-------------------                                  ------------------------
R. G. Ackerman.....................................                            24,219(c)
B.C. Alewine.......................................                                 0(c)
J. R. Barker.......................................                            24,703(c)
M. C. Breslawsky...................................                             6,056(c)
J. L. Broadhead....................................                            13,487(c)
W. F. Craig........................................                            25,447(c)
M. T. Dan..........................................                           258,111(d)
G. Grinstein.......................................                            10,251(c)
R. M. Gross........................................                            21,793(c)
J. B. Hartough.....................................                            93,161(d)(e)
F. T. Lennon.......................................                           112,363(d)
A. F. Reed.........................................                            65,778(d)(f)
R. T. Ritter.......................................                            11,080(d)
C. S. Sloane.......................................                            11,379(c)
14 nominees, directors and executive officers as a
  group............................................                           677,828(g)

---------

 (a) Except as otherwise noted, the named individuals have sole voting and investment power with respect to such shares of each class of Pittston Common Stock. None of such individuals beneficially owns more than approximately .5% of the outstanding Pittston Common Stock. None of such individuals owns any of the Company's $31.25 Series C Cumulative Convertible Preferred Stock or the depositary shares relating thereto.

 (b) Includes shares of Pittston Common Stock which could be acquired within 60 days after January 31, 2000, upon the exercise of options granted pursuant to the Company's stock option plans, as follows:

Mr. Ackerman.......................................                            19,872
Mrs. Alewine.......................................                                 0
Mr. Barker.........................................                            19,871
Mr. Breslawsky.....................................                             5,455
Mr. Dan............................................                           182,968
Mr. Gross..........................................                            17,590
Mr. Hartough.......................................                            66,651
Mr. Lennon.........................................                            71,757
Mr. Reed...........................................                            45,977
Mr. Ritter.........................................                                 0
Each of Messrs. Broadhead and Craig................                             8,454
Each of Messrs. Grinstein and Sloane...............                             9,650
All nominees, directors and executive officers as a
  group (14 persons)...............................                           466,349

 (c) Includes Common Stock Units representing shares of Pittston Common Stock, rounded to the nearest whole Common Stock Unit, credited to each Director's account under the Company's Directors' Stock Accumulation Plan on or prior to January 31, 2000, as follows:

Mr. Ackerman.......................................                             3,089
Mrs. Alewine.......................................                                 0
Mr. Barker.........................................                             3,574
Mr. Breslawsky.....................................                               601
Mr. Broadhead......................................                             3,675
Mr. Craig..........................................                             4,416
Mr. Grinstein......................................                               601
Mr. Gross..........................................                             3,574
Mr. Sloane.........................................                               947

 (d) Includes Common Stock Units representing shares of Pittston Common Stock, rounded to the nearest whole Common Stock Unit, credited to respective accounts under the Company's Key Employees' Deferred Compensation Program on or prior to January 31, 2000, as follows:

Mr. Dan............................................                            57,327
Mr. Ritter.........................................                             8,596
Mr. Hartough.......................................                            15,495
Mr. Lennon.........................................                            23,949
Mr. Reed...........................................                            15,021

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     Non-employee directors do not participate in the Company's Key Employees' Deferred Compensation Program.

 (e) Includes 500 shares of Pittston Common Stock held by Mr. Hartough's daughter, for which he is custodian.

 (f) Includes 102 shares of Pittston Common Stock held jointly by Mr. Reed with his son, 222 shares of Pittston Common Stock held jointly by Mr. Reed with his daughter, and 1,431 shares of Pittston Common Stock held jointly by Mr. Reed with his wife.

 (g) See notes (a) through (f) above. The total number represents approximately 1.3% of the outstanding Pittston Common Stock at January 31, 2000.

    The following table sets forth the only persons known to the Company to be deemed beneficial owners of more than five percent of any class of the outstanding Company common stock at December 31, 1999:

        NAME AND ADDRESS OF                                                     PERCENT
          BENEFICIAL OWNER                    SHARES BENEFICIALLY OWNED         OF CLASS
        -------------------                   -------------------------         --------
The Chase Manhattan Bank Corporation,
  as Trustee under The Pittston Company
  Employee Benefits Trust Agreement
  270 Park Avenue
  New York, NY 10017........................  BAX Stock           1,383,794(a)    6.65%
                                              Minerals Stock        884,008(a)    8.77%
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401....................  BAX Stock           1,856,300(b)    8.91%

FMR Corp.
  Edward C. Johnson 3d
  Abigail P. Johnson
  Fidelity Management & Research Company
  Fidelity Management Trust Company
  82 Devonshire Street
  Boston, MA 02109-3614.....................  Brink's Stock       3,064,500(c)   4.499%
                                              BAX Stock           1,681,300(d)   8.073%
Goldman Sachs Asset Management
  1 New York Plaza
  New York, NY 10004........................  BAX Stock           1,103,800(e)     5.3%

David J. Greene and Company, LLC
  599 Lexington Avenue
  New York, NY 10022........................  Brink's Stock       2,832,474(f)    6.93%

Maverick Capital, Ltd.
  300 Crescent Court, Suite 1850
  Dallas, Texas 75201.......................  Brink's Stock       2,562,300(g)     6.3%

Tiger Management L.L.C.
  Tiger Performance L.L.C.
  Julian H. Robertson, Jr.
  101 Park Avenue
  New York, NY 10178........................  Brink's Stock       3,088,100(h)     7.6%

Westport Asset Management, Inc.
  253 Riverside Avenue
  Westport, CT 06880........................  BAX Stock           2,076,200(i)    9.97%

---------

 (a) According to a report on Schedule 13G, dated February 3, 2000, filed with the SEC, The Chase Manhattan Bank Corporation, as Trustee (the 'Trustee') under The Pittston Company Employee Benefits Trust Agreement, as amended (the 'Trust Agreement'), has shared voting power and shared dispositive power over the shares. The Company and the Trustee entered into the Trust Agreement and created The Pittston Company Employee Benefits Trust in December 1992 to provide for the satisfaction of certain obligations of the Company and its affiliates under various employee benefit plans of the Company, particularly those providing for the acquisition by employees of shares of Pittston Common Stock. The Trust Agreement was subsequently amended in 1993 to provide for Services Stock and Minerals Stock, in 1996 to provide for Brink's Group Common Stock and Burlington Group Common Stock (now BAX Group Common Stock) and in 1998 and 1999 to provide for additional shares to be issued under the Trust. The Trust Agreement provides that shares held by the Trustee shall be voted in the same proportion and manner as shares of Pittston Common Stock held in accounts of participants in the

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     Company's Savings-Investment Plan (the 'SIP') and also provides for a similar procedure in the case of a tender or exchange offer for shares of Pittston Common Stock. Such participants direct the voting or tender of shares held in their SIP accounts. In the report, the Trustee disclaimed beneficial ownership.

 (b) According to a report on Schedule 13G dated February 4, 2000, filed with the SEC, Dimensional Fund Advisors Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, Dimensional Fund Advisors Inc. had sole voting power over 1,856,300 shares of BAX Stock, shared voting power over no shares of BAX Stock, sole dispositive power over 1,856,300 shares of BAX Stock and shared dispositive power over no shares of BAX Stock.

 (c) According to a report on Schedule 13G dated February 14, 2000, filed with the SEC by FMR Corp. on behalf of itself; Edward C. Johnson 3d, Chairman of FMR Corp.; Abigail P. Johnson, a Director of FMR Corp.; FMR Corp.'s direct subsidiary, Fidelity Management & Research Company, an investment adviser registered under the Investment Advisers Act of 1940; and Fidelity Management Trust Company, a bank and wholly-owned subsidiary of FMR Corp., FMR Corp. had through such entities sole voting power over no shares of Brink's Stock, shared voting power over no shares of Brink's Stock, sole dispositive power over 3,064,500 shares of Brink's Stock and shared dispositive power over no shares of Brink's Stock.

 (d) According to a report on Schedule 13G dated February 14, 2000, filed with the SEC by FMR Corp. on behalf of itself; Edward C. Johnson 3d, Chairman of FMR Corp.; Abigail P. Johnson, a Director of FMR Corp.; FMR Corp.'s direct subsidiary, Fidelity Management & Research Company, an investment adviser registered under the Investment Advisers Act of 1940; and Fidelity Management Trust Company, a bank and wholly-owned subsidiary of FMR Corp., FMR Corp. had through such entities sole voting power over 4,300 shares of BAX Stock, shared voting power over no shares of BAX Stock, sole dispositive power over 1,681,300 shares of BAX Stock and shared dispositive power over no shares of BAX Stock.

 (e) According to a report on Schedule 13G dated February 14, 2000, filed with the SEC by Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs Co., an investment adviser registered under the Investment Advisers Act of 1940; Goldman Sachs Asset Management had sole voting power over 863,200 shares of BAX Stock, shared voting power over no shares of BAX Stock, sole dispositive power over 1,103,800 shares of BAX Stock and shared dispositive power over no shares of BAX Stock.

 (f) According to a report on Schedule 13G dated February 14, 2000, filed with the SEC by David J. Greene and Company, LLC, an investment adviser registered under the Investment Advisers Act of 1940, David J. Greene and Company, LLC, had sole voting power over 156,250 shares of Brink's Stock, shared voting power over 1,503,680 shares of Brink's Stock, sole dispositive power over 156,250 shares of Brink's Stock and shared dispositive power over 2,676,224 shares of Brink's Stock.

 (g) According to a report on Schedule 13G dated February 14, 2000, filed with the SEC by Maverick Capital, Ltd., an investment adviser registered under the Investment Advisers Act of 1940, Maverick Capital, Ltd. had sole voting power over 2,562,300 shares of Brink's Stock, shared voting power over no shares of Brink's Stock, sole dispositive power over 2,562,300 shares of Brink's Stock and shared dispositive power over no shares of Brink's Stock.

 (h) According to a report on Schedule 13G dated February 14, 2000, filed with the SEC by Julian H. Robertson, Jr., as the ultimate controlling person of Tiger Management L.L.C. and Tiger Performance L.L.C., Julian H. Robertson, Jr., had sole voting power over no shares of Brink's Stock, shared voting power over 3,088,100 shares of Brink's Stock, sole dispositive power over no shares of Brink's Stock and shared dispositive power over 3,088,100 shares of Brink's Stock.

 (i) According to a report on Schedule 13G dated February 16, 2000, filed with the SEC by Westport Asset Management, Inc., an investment adviser registered under section 203 of the Investment Advisers Act of 1940, Westport Asset Management Inc. had sole voting power over 350,675 shares of BAX Stock, shared voting power over 1,342,325 shares of BAX Stock, sole dispositive power over 350,675 shares of BAX Stock and shared dispositive power over 1,725,525 shares of BAX Stock.

                 PROPOSAL NO. 2 -- APPROVAL OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has, subject to shareholder approval, selected KPMG LLP as the Company's independent public accountants for the year 2000 and recommends approval of such selection by the shareholders. KPMG LLP served in this capacity for the year 1999. One or more representatives of KPMG LLP will attend the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
            FOR THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

                             -------------------

               PROPOSAL NO. 3 -- PROPOSAL TO ADOPT THE MANAGEMENT
                  PERFORMANCE IMPROVEMENT PLAN OF THE COMPANY

    The purpose of The Pittston Company Management Performance Improvement Plan ('MPIP') is to promote the interests of the Company and its subsidiaries by linking financial incentives provided to participants with improvement in the Company's financial results. The MPIP provides an opportunity for participants to earn cash incentive compensation based on the attainment of specified performance goals. If the MPIP is approved by the Company's shareholders, it will be effective as of January 1, 2000, and compensation paid under the MPIP, if any, will not be subject to the $1 million deduction limitation on the maximum amount of non-performance based compensation payable to certain executive officers under Section 162(m) of the Code. If the MPIP is not approved by shareholders, it will not become effective.

SUMMARY OF MANAGEMENT PERFORMANCE IMPROVEMENT PLAN

    The MPIP is administered by the Compensation and Benefits Committee (the 'Committee') of the Board of Directors. All members of the Committee must qualify as non-employee directors within the meaning of Rule 16b-3(b)(3) issued under the Securities Exchange Act of 1934, as amended (the 'Act') and as an outside director under Code Section 162(m) and any regulations issued thereunder.

    The Committee is authorized to select key employees of the Company and its subsidiaries to participate in the MPIP. Participants will be those individuals who, in the opinion of the Committee, have the capacity to contribute significantly to the successful performance of the Company and its subsidiaries. The Committee has selected 37 employees to participate in the initial performance cycle.

    Each participant will be periodically granted awards ('Performance Awards') that will entitle him or her to receive cash payments following the completion of a three-year performance cycle ('Performance Measurement Period') provided that specified performance goals and certain conditions described in the MPIP relating to continuation of employment are satisfied. The initial Performance Measurement Period will be 2000-2002 and succeeding periods will run concurrently e.g. the second period shall be 2001-2003. The Committee will establish performance goals for each Performance Award which will be based on net income, operating income, earnings per share, return on equity, return on capital, economic value added or other goals determined by the Committee with respect to the Company, any subsidiary and/or any business unit of the Company or any subsidiary. For the initial Performance Measurement Period, performance goals will be based on revenue growth, operating profit growth, earnings per share and change in economic value added. Each Performance Award shall include a
(i) target level of performance measure which if satisfied will entitle a participant to 100% of a specified target dollar amount and (ii) maximum payment (specified in dollars) which may not be greater than 200% of the target dollar amount described in subparagraph (i). The maximum incentive payment of any one participant may be entitled to receive (whether or not deferred as described below) for any one Performance Measurement Period is $2,000,000.

    A Performance Award shall terminate unless the participant remains continuously employed by the Company or a subsidiary until the date established by the Committee for payment of the Performance

Award unless the termination is (i) due to retirement (determined under the Pension-Retirement Plan of The Pittston Company or other similar plan sponsored by the Company or a subsidiary in which the participant participates) ('Retirement'), disability (physical or mental incapacity which would entitle the participant to benefits under the Company's long-term disability plan) ('Disability') or death; (ii) approved by the Committee; or (iii) subsequent to a Change in Control (as defined in the MPIP). In the event a participant's employment is terminated due to Retirement, Disability or death, he or she (or, in the event of the participant's death, his or her beneficiary) will be entitled to a prorated portion of the Performance Award to which he or she would otherwise be entitled based on the portion of the Performance Measurement Period (determined in completed months) during which he or she was continuously employed by the Company or a subsidiary and based on the extent to which the performance goals were achieved as determined at the end of the Performance Measurement Period. In the event of a participant's termination of employment for reasons other than Retirement, Disability or death, the Committee may, but is not obligated to, authorize payment of an amount up to the prorated amount that would be payable under the preceding sentence. In the event of a Change in Control, Performance Awards will be deemed to be earned at 150% of the specified target dollar amount applicable to the Performance Award and will be paid as soon as practicable following the earlier of the participant's termination of employment after the Change in Control or the end of the Performance Measurement Period during which the Change in Control occurred.

    Participants entitled to receive a Performance Award for a Performance Measurement Period will be entitled to receive a lump-sum cash payment on a date selected by the Committee following the end of the Performance Measurement Period provided that the performance measures are met. Participants may elect to defer the receipt of payment of a Performance Award under the Key Employees' Deferred Compensation Program of The Pittston Company in accordance with the terms of such Plan. Any payments made under the MPIP shall be subject to all applicable Federal, state or local taxes required by law to be withheld.

    The Board of Directors may amend or terminate this Plan at any time without the approval of the Company's shareholders.

    This summary of the MPIP is subject, in all respects, to the actual terms of the MPIP which is included as Exhibit A.

FEDERAL TAX CONSEQUENCES OF THE MPIP

    The amount of incentive payments will be ordinary income to the employee in the year of payment. The Company will be entitled to a Federal income tax deduction equal to the amount paid at the same time as the employee recognizes income. If the MPIP is approved by shareholders, such amounts will not be subject to the $1 million limitation under Code Section 162(m) on the maximum permissible deduction for compensation paid to certain executive officers within a calendar year as such compensation will qualify as performance-based.

PARTICIPATION IN THE MPIP

    The benefits payable under the MPIP are not determinable since such amounts are based on satisfaction of the performance goals. However, if the target level of performance measures were met for the initial Performance Measurement Period so that participants would be entitled to 100% of the target amount, the following amounts would be paid in 2003:

NAME                                                          COMPENSATION
----                                                          ------------
M. T. Dan...................................................   $  600,000
F. T. Lennon................................................      125,000
A. F. Reed..................................................      125,000
J. B. Hartough..............................................       60,000
R. T. Ritter................................................      165,000
All Current Executive Officers..............................    1,075,000
All Employees (other than Executive Officers)...............   $2,525,000

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF
          THE ADOPTION OF THE MANAGEMENT PERFORMANCE IMPROVEMENT PLAN.

                              -------------------

                    PROPOSAL NO. 4 -- PROPOSAL TO AMEND THE
            NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN OF THE COMPANY

    The purpose of The Pittston Company Non-Employee Directors' Stock Option Plan (the 'Directors' Plan') is to attract and retain the services of experienced independent directors by encouraging them to acquire a proprietary interest in the Company in the form of shares of Pittston Common Stock. It is intended that this proprietary interest will provide these directors with additional incentive to further the best interests of the Company and its shareholders.

    As of March 13, 2000, 194,447 shares of Pittston Common Stock remain available for issuance under the Directors' Plan after the available shares have been adjusted to reflect the Exchange. Of the number of shares available for issuance, 136,584 are subject to currently outstanding options, thus leaving only 57,863 available for new grants.

    Prior to October 1, 1999, the Directors' Plan provided that each director would receive an initial grant (the 'Initial Grant') of an option to purchase the equivalent of 12,587 shares of Pittston Common Stock (after adjusting such grant to give effect to the Exchange) on the first business day after he or she was first elected a director. Subsequent annual grants were for an option to purchase 1,258 shares of Pittston Common Stock (after adjustment of such annual grants to give effect to the Exchange).

    After considering long-standing director compensation practices of other major corporations, the Board of Directors has concluded, after careful review, that it is in the best interest of the Company and its shareholders to amend the Directors' Plan to eliminate the initial grant effective October 1, 1999. The Board of Directors also resolved, effective January 14, 2000, subject to shareholder approval, to increase the annual grant so that it provides directors with an option to purchase 2,517 shares of Pittston Common Stock on July 1, 2000, and each subsequent July 1. In addition, the Board of Directors resolved that, effective May 5, 2000, (a) the Board of Directors may amend such plan, without shareholder approval, to increase the maximum number of shares that may be granted under the Directors' Plan to any individual director of the Company who is not also an employee of the Company or a subsidiary of the Company ('Non-Employee Director'), and (b) the maximum number of shares of Pittston Common Stock which may be issued pursuant to options exercised under the Directors' Plan shall be increased by 300,000 shares. The amendments to the Directors' Plan are included as Exhibit B.

SUMMARY OF THE DIRECTORS' PLAN

    The shareholders approved the Directors' Plan at their 1988 Annual Meeting and approved amendments to the Directors' Plan at the 1992 and 1997 annual meetings and at a special meeting in 1996. The Plan is administered by the Board of Directors. Option grants are made only to Non-Employee Directors. Options are granted under the Plan to Non-Employee Directors in consideration of their continued service. Options under the Plan have been granted to nine Non-Employee Directors.

    The Board of Directors may at any time terminate or from time to time amend, modify or suspend the Directors' Plan, except that in accordance with the proposed amendment no such amendment or modification, without the approval of shareholders, will (a) increase the maximum number of shares which may be issued pursuant to all options granted under the Directors' Plan, (b) permit the granting of options at an option price less than 100% of the fair market value of Pittston Common Stock on the date the options granted, (c) permit the exercise of an option unless arrangements are made to ensure full payment of the option price at the time of exercise or (d) extend beyond May 11, 2008, the period during which options may be granted.

    As provided in this Proposal, each Non-Employee Director will be automatically granted an option for 2,517 shares of Pittston Common Stock on July 1, 2000, and on each subsequent July 1 (after giving effect to the Exchange) as long as the Directors' Plan remains in effect. Each such option is exercisable in full six months after the date of grant.

    The option price of shares covered by options granted under the Directors' Plan may not be less than the fair market value at the time the option is granted and must be paid in full at the time an option is exercised. As of March 13, 2000, the fair market value of a share of Pittston Common Stock was $15.375. Such option price must be made in cash or cash equivalent at the time of purchase. The option price may also be paid in shares of Pittston Common Stock already owned by the Non-Employee Director. No options are transferable by the Non-Employee Director otherwise than by will or by the laws of descent or distribution and options are exercisable during a Non-Employee Director's lifetime only by the Non-Employee Director or a duly appointed legal representative; provided, however, that, in the sole discretion of the Board of Directors, an option may be transferable to immediate family members (or to trusts therefor) of an optionee.

    Each option granted under the Plan constitutes a nonqualified stock option under the Code. Each option terminates not later than ten years from the date of grant.

    In the case of a Non-Employee Director who ceases to serve as such for any reason other than voluntary resignation or failure to stand for reelection notwithstanding an invitation to continue to serve as a Non-Employee Director and who is entitled to receive a distribution under the Directors' Stock Accumulation Plan, the Non-Employee Director's options, to the extent exercisable at the date of ceasing to serve, may be exercised within three years after such date and any option that is not yet exercisable at the date of such cessation may be exercised on or after the date on which it would become exercisable had the optionee continued to serve as a Non-Employee Director until such date; provided, however, that no option may be exercised after the earlier of (i) three years after the optionee's cessation of service as a Non-Employee Director or (ii) the termination date of the option.

    In the case of death while serving as a Non-Employee Director or within six months of ceasing to serve, under the circumstances set forth in the preceding paragraph, all of the Non-Employee Director's outstanding options shall be fully vested and may be exercised within one year after the date of death by the Non-Employee Director's estate or by a person designated by will. Except as described in the preceding sentence, in the case of death of a Non-Employee Director after ceasing to serve as such, the Non-Employee Director's option to the extent exercisable at the date of ceasing to serve may be exercised within one year after the date of death by the estate or by a person designated by will.

    In the case of any other Non-Employee Director who ceases to serve as such, the Non-Employee Director's option to the extent then exercisable may be exercised within one year after ceasing to serve.

    In no case may an option be exercised following the termination date of the option.

    Nothing in the Plan gives any Non-Employee Director any right to be retained in the Company's service or limits the Board of Director's power to adopt additional compensation arrangements for the Company's directors or to change arrangements in effect at any time.

    The shares authorized by this Directors' Plan have been registered under the Securities Act of 1933.

    This summary of the Directors' Plan is subject, in all respects, to the actual terms of the Directors' Plan.

FEDERAL TAX CONSEQUENCES OF THE DIRECTORS' PLAN

    Under present Federal income tax laws, options under the Directors' Plan have the following consequences:

        (1) Upon the granting of an option under the Directors' Plan, the Non-Employee Director has no taxable income and the Company receives no tax deduction.

        (2) Upon exercise of the option, the Non-Employee Director realizes ordinary taxable income, in an amount equal to the excess, if any, of the fair market value of the shares of Pittston Common Stock at the time of exercise over the option price of such shares. Gain or loss realized by a Non-

    Employee Director on disposition of the shares is generally capital gain or loss of the Non-Employee Director and does not result in any additional tax consequences to the Company.

        (3) The Company is allowed a deduction equal to the amount of ordinary income realized by the Non-Employee Director at the time such Director recognizes such income.

RECOMMENDATION OF THE BOARD

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
          THE APPROVAL OF THE AMENDMENT OF THE NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN.

                              -------------------

                      PROPOSAL NO. 5 -- PROPOSAL TO AMEND
                   THE 1988 STOCK OPTION PLAN OF THE COMPANY

    Stock options have for many years been an important part of the Company's overall compensation program. The Board of Directors believes that options serve to attract, retain and motivate key employees and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success by, among other things, encouraging such employees to take a longer term view in their decisions impacting the Company and by promoting employee stock ownership, thereby further aligning the interests of management and shareholders.

    As of March 13, 2000, 3,346,757 shares of Pittston Common Stock remain available for issuance under The Pittston Company 1988 Stock Option Plan (the '1988 Plan') after the available shares have been adjusted to reflect the exchange on January 14, 2000 of .4848 of a share of Pittston Common Stock for each outstanding share of Pittston BAX Group Common Stock and .0817 of a share of Pittston Common Stock for each outstanding share of Pittston Minerals Group Common Stock (the 'Exchange'). Of the number of shares available for issuance, 2,727,195 are subject to currently outstanding options, thus leaving only 619,562 available for new grants.

    Under these circumstances and having considered the employee compensation practices of other major corporations, the Board of Directors has concluded that it is in the best interest of the Company and its shareholders to amend the 1988 Plan to increase the maximum number of shares of Pittston Common Stock which may be issued pursuant to options exercised under the Plan by 2,000,000 shares. The Board of Directors also decided to increase the maximum number of shares of Pittston Stock that may be subject to options issued to any employee within a calendar year to 400,000. The amendments to the 1988 Plan are included as Exhibit C.

SUMMARY OF THE 1988 PLAN

    The Company's shareholders approved the 1988 Plan at their 1988 Annual Meeting and approved amendments to the 1988 Plan at the 1992, 1993, 1994 and 1997 annual meetings and at a special meeting in 1996. The 1988 Plan is administered by the Committee. The Committee is authorized to determine the employees, including officers, to whom options are granted. Each option granted is on such terms and conditions consistent with the 1988 Plan as the Committee may determine. Authority to grant options to employees who are not officers may be delegated by the Board to one or more officers of the Company.

    Option grants are made only to persons who are officers or salaried employees of the Company or a subsidiary of the Company or who have agreed in writing to become officers or salaried employees within not more than 30 days following the date of the option grant. Options under the 1988 Plan have been granted to 150 employees.

    Prior to the effect of the proposed amendment, the maximum number of options that may be granted in any calendar year to any single participant is 223,578 shares of Pittston Common Stock.

    The Board of Directors may at any time terminate or from time to time amend, modify or suspend the 1988 Plan, except that no such amendment or modification, without the approval of shareholders, may (i) increase the maximum number of shares which may be issued pursuant to options granted under the 1988 Plan, (ii) permit the granting of options at an option price less than 100% of the fair market value of the underlying Pittston Common Stock on the date the option is granted, (iii) permit the exercise of an option unless arrangements are made to ensure full payment of the option price upon or prior to delivery of the shares or (iv) extend beyond May 11, 2008, the period during which options may be granted.

    The option price of shares covered by options granted under the 1988 Plan may not be less than the fair market value at the time the option is granted. As of March 13, 2000, the fair market value of a share of Pittston Common Stock was $15.375. The option price must be paid in full or in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of Pittston Common Stock already owned by the optionee. The Committee has discretion to determine the time or times when options become exercisable, within the limits set forth in the 1988 Plan. All options granted under the 1988 Plan will, however, become fully exercisable if there is a Change in Control (as defined in the 1988 Plan) of the Company.

    No option is transferable by the optionee otherwise than by will or by the laws of descent or distribution, and during an optionee's lifetime is exercisable only by the optionee or the optionee's duly appointed legal representative.

    Each option granted under the 1988 Plan constitutes either an incentive stock option, intended to qualify under Section 422 of the Code, or a nonqualified stock option, not intended to qualify under Section 422, as determined in each case by the Committee. Each incentive stock option terminates not later than 10 years from the date of grant and each nonqualified option expires not later than 10 years and two days from the date of grant.

    The Committee may grant a stock appreciation right (a 'Stock Appreciation Right') in connection with any option granted under the 1988 Plan. Any such Stock Appreciation Right will provide that the Company, at the election of the optionee and subject to specified conditions, will purchase all or any part of such option to the extent exercisable at the date of such election, for any amount (in the form of cash, shares of Pittston Common Stock, or any combination thereof, as the Committee in its discretion determines) equal to the excess of the fair market value of the shares covered by the option or part thereof so purchased over the option price of such shares. Shares covered by any option purchased are not available for grant of further options. No options containing Stock Appreciation Rights are outstanding under the 1988 Plan.

    The Committee may grant a limited right (a 'Limited Right') in connection with any option granted under the 1988 Plan. A Limited Right is exercisable only for a limited period in the event of a tender offer, exchange offer or a series of purchases or other acquisitions, or any combination of those transactions, for shares of Pittston Common Stock where shares of Pittston Common Stock representing 30% or more of the total voting power in the election of directors of the Company of all classes of Common Stock are acquired. A Limited Right provides that the Company will, at the election of the optionee and subject to specified conditions, purchase all or any part of the option to which the Limited Right relates for an amount equal to the excess of the highest price paid pursuant to the offer over the option price of such shares. Payment upon exercise of a Limited Right will be entirely in cash. Shares covered by an option as to which a Limited Right is exercised are not available for grant of further options.

    If an optionee ceases to be an employee of the Company or one of its subsidiaries for any reason other than death or retirement under a pension plan sponsored by the Company, any option, Stock Appreciation Right or Limited Right to the extent then exercisable may be exercised within three months after cessation of employment, or in the case of a Limited Right not later than the expiration date of such Right. If an optionee ceases to be an employee by reason of early, normal or late retirement, (i) any Stock Appreciation Right or Limited Right to the extent then exercisable may be exercised within three months after such retirement, or in the case of a Limited Right not later than the expiration date of such right, and (ii) any option to the extent then exercisable may, unless it otherwise provides, be exercised within three years after such retirement, unless within 45 days after such retirement the Committee otherwise determines in accordance with the provisions of the 1988 Plan.

    Should an optionee die after ceasing to be an employee, any option (but not any Stock Appreciation Right or Limited Right) exercisable at the time of the optionee's death will be exercisable by the optionee's estate or by the person designated in the optionee's will. Should an optionee die while an employee or within three years of his or her retirement, any option (but not any Stock Appreciation Right or Limited Right) exercisable by the optionee at the time of death, together with any unmatured installment, if any, of such option which at that time is scheduled to become exercisable within three years of his or her retirement shall become fully vested and may be exercised within one year after death by the optionee's estate or by the person designated in the optionee's will.

    In no case, however, may an option or related Stock Appreciation Right or Limited Right be exercised following the termination date of the option.

    The Company may establish procedures for ensuring payment or withholding of income or other taxes in connection with the issuance of shares under options. Such procedures may include provision for such payment or withholding by retention of shares otherwise issuable to the optionee.

    This summary of the 1988 Plan is subject, in all respects, to the actual terms of the 1988 Plan.

FEDERAL TAX CONSEQUENCES OF THE 1988 PLAN

    Under present federal income tax laws, options under the 1988 Plan have the following consequences:

        (1) Upon the granting of an option under the 1988 Plan, the optionee will have no taxable income and the Company will have no tax deduction.

        (2) Upon exercise of a nonqualified option, the optionee will realize ordinary taxable income in an amount equal to the excess, if any, of the fair market value of the shares of Pittston Common Stock at the time the option is exercised over the option price of such shares. Gain or loss realized by an optionee on disposition of the shares will generally be capital gain or loss to the optionee and will not result in any additional tax consequences to the Company.

        (3) Exercise of an incentive stock option will not, by itself, result in the recognition of taxable income to the optionee or entitle the Company to a deduction at the time of such exercise. However, the excess of the fair market value of the shares over the option price on the date of exercise must be included as an adjustment in computing alternative minimum taxable income. The optionee will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that the optionee held such shares for at least one year after the date of transfer to the optionee and for at least two years after the grant of the option. Generally, if the shares are not held for both of those periods, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of such exercise over the option price of such shares. The balance of any gain or any loss will be treated as a capital gain or loss to the optionee.

        (4) The exercise of a Stock Appreciation Right or a Limited Right will result in the recognition of ordinary income by the optionee on the date of exercise in an amount equal to the amount of cash received plus, in the case of a Stock Appreciation Right, the fair market value on that date of any shares acquired pursuant to the exercise of such Right. The Company will be allowed a deduction equal to the amount of ordinary income realized by the optionee at the time the optionee recognizes such income, provided applicable withholding requirements are satisfied.

        (5) Limited Rights under the 1988 Plan conditioned on or accelerated by a Change in Control (as defined in the 1988 Plan) or ownership of the Company may under federal income tax laws result in 'parachute payments' which may be nondeductible by the Company and may subject the optionee to a 20% excise tax.

PARTICIPATION IN THE 1988 PLAN

    The benefits that will be received by participants under the 1988 Plan are not determinable since such amounts will depend on the number of options granted and the value of Pittston Common Stock. The following table sets forth certain information with respect to stock options granted pursuant to the

1988 Plan during fiscal year 1999 to (i) the executive officers named below,
(ii) all current executive officers as a group and (iii) all employees, excluding all current officers who are executive officers, as a group. Non-employee directors of the Board of Directors are not eligible to participate in the 1988 Plan. The options shown below are not necessarily indicative of the number of options that may be granted in the future.

                             1988 STOCK OPTION PLAN

                                                                            NUMBER OF SHARES OF
                                                                          COMPANY STOCK UNDERLYING
NAME                                                                      OPTIONS GRANTED IN 1999
----                                                                      -----------------------
M. T. Dan................................................  Brink's                100,000
                                                           BAX                     83,000
                                                           Minerals                30,000

R. T. Ritter.............................................  Brink's                 20,000
                                                           BAX                     20,000
                                                           Minerals                 7,500

F. T. Lennon.............................................  Brink's                 15,000
                                                           BAX                     20,000
                                                           Minerals                 7,500

A. F. Reed...............................................  Brink's                 15,000
                                                           BAX                     20,000
                                                           Minerals                 7,500

J. B. Hartough...........................................  Brink's                 10,000
                                                           BAX                      5,000
                                                           Minerals                 2,000

All Current Executive Officers...........................  Brink's                160,000
                                                           BAX                    148,000
                                                           Minerals                54,500

All Employees (other than Executive Officers)............  Brink's                251,000
                                                           BAX                    356,500
                                                           Minerals               151,000

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF
                  THE AMENDMENT OF THE 1988 STOCK OPTION PLAN.

      PROPOSAL NO. 6 -- PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT
              OF THE KEY EMPLOYEES' DEFERRED COMPENSATION PROGRAM
                    OF THE COMPANY AND TO RATIFY AMENDMENTS
                     THERETO DATED AS OF DECEMBER 31, 1996

    The Key Employees' Deferred Compensation Program of The Pittston Company (the 'Deferred Compensation Program') is designed to link the compensation of key employees to the value of Pittston Common Stock and to align the interest of such employees more closely to the long-term interests of the Company and its shareholders by encouraging long-term employee investment in equivalents of Pittston Common Stock.

    The shareholders last approved the Deferred Compensation Program at the Company's annual meeting in 1995. The Deferred Compensation Program has been amended by the Board of Directors from time to time in accordance with the terms thereof. As a result of the elimination of a statutory requirement that the maximum number of shares of Pittston Common Stock that may be issued under the Deferred Compensation Program must be specified in the plan document (pursuant to amendments to Section 16b-3 issued under the Securities Exchange Act of 1934 (the 'Act')), the Deferred Compensation Program was amended by the Board of Directors effective as of December 31, 1996, (i) to eliminate such aggregate limit on the number of shares that may be issued, or 'Pittston Units' (as defined below) credited, under the Deferred Compensation Program, and (ii) to require that the Compensation and Benefits Committee of the Board of Directors (the 'Committee') be comprised solely of outside directors. More recently, the Deferred Compensation Program was amended to reflect the elimination of the Company's tracking stock structure (the 'Exchange') (effective as of January 14, 2000) and to permit deferral of amounts payable under the Management Performance Improvement Plan (the 'MPIP') (effective as of May 5, 2000, subject to shareholder approval of the MPIP). The Board of Directors is seeking approval of a proposal to amend and restate The Pittston Company's Key Employees' Deferred Compensation Program, reflecting amendments approved by the Board of Directors effective May 5, 2000, January 14, 2000 and December 31, 1996, and ratification of the December 31, 1996 amendments.

SUMMARY OF DEFERRED COMPENSATION PROGRAM

    Pursuant to the Deferred Compensation Program, as amended, eligible employees may defer (i) receipt of all or any part of any cash incentive payment awarded under the Key Employees Incentive Plan of The Pittston Company ('KEIP'),
(ii) up to 50% of the employee's base salary (determined prior to reduction for any contributions made on a salary reduction basis), (iii) amounts that are not permitted to be deferred under the Savings-Investment Plan of The Pittston Company and Its Subsidiaries (the 'Savings Plan') as a result of limits imposed by the Code; and (iv) effective May 5, 2000 (subject to shareholder approval of the MPIP), amounts that are payable upon satisfaction of performance goals under the MPIP.

    The Committee shall administer the Deferred Compensation Program and shall designate the key management, professional or technical employees who may defer KEIP awards. The Committee may, from time to time, amend any of the provisions of the Deferred Compensation Program, or may at any time terminate such program; provided, however, that no amendment or termination shall adversely affect any Pittston Units (as defined below) that previously have been credited to an employee's incentive account.

    In the event of a deferral of KEIP awards or salary, the Company will provide a matching contribution equal to 100% of the first 10% of his or her
(i) KEIP award and (ii) salary, but in no event will the matching contribution exceed the amount deferred. In the event of a deferral of amounts not permitted to be contributed under the Savings Plan, the Company will provide a matching contribution equal to the rate of matching contributions in effect for the participant under the Savings Plan. No matching contributions are provided for deferrals of amounts payable under the MPIP.

    An employee will be eligible to (i) receive matching contributions with respect to deferred KEIP awards, (ii) defer salary and receive matching contributions or (iii) defer amounts that are not permitted to be deferred under the Savings Plan for a calendar year if (a) his or her base salary as of the preceding

December 31 is at least equal to $160,000 (subject to adjustments for years after 1999 to reflect increases in the limitation in effect under Code Section 401(a)(17)) or (b) in the case of KEIP awards or salary, he or she is so designated by the Committee. A newly hired employee will be eligible if his or her base salary (on an annualized basis) in effect on his or her initial date of employment will exceed the amount in effect under Code Section 401(a)(17) for such year.

    Generally, deferral elections must be filed prior to the beginning of the calendar year for which the KEIP award is made, the salary is earned or, in the case of payments made under the MPIP, prior to the beginning of the last calendar year in the Performance Measurement Period.

    Deferred amounts and related matching contributions are nominally invested in units of Pittston Common Stock ('Pittston Units'). Each unit is the equivalent of one share of Pittston Common Stock. As of January 14, 2000, all existing units reflecting Pittston BAX Group Common Stock ('PZX') and Pittston Minerals Group Common Stock ('PZM') were converted into Pittston Units reflecting Pittston Brink's Group Common Stock ('PZB') as a result of the Exchange, using the exchange ratios of .4848 share of PZB for each share of PZX and .0817 share of PZB for each share of PZM.

    From the beginning of the Deferred Compensation Program until March 13, 2000, 82,086 shares of PZX, 118,958 shares of PZM and 93,472 shares of PZB have been distributed to employees. This is the equivalent of 142,986 shares of PZB following the Exchange. As of March 13, 2000, the total amount of Pittston Units reflected in employee accounts under the Deferred Compensation Program equaled 311,078 Pittston Units. The Pittston Common Stock represented by these Pittston Units, when added to the number of shares (as converted by the Exchange ratio) of Pittston Common Stock distributed under the Deferred Compensation Program totals 454,064 shares of Pittston Common Stock, or less than 1% of all outstanding shares of Pittston Common Stock as of March 13, 2000.

    The Deferred Compensation Program provides that the aggregate value of Pittston Common Stock and cash distributed to a participant in respect of all Pittston Units standing to his or her credit in his or her incentive account attributable to the deferral of KEIP awards, salary or amounts payable under the MPIP shall not be less than the aggregate amount of KEIP awards, salary, payments under the MPIP and related dividends in respect of which such units were initially credited. This guarantee will not apply to matching contributions or dividends attributable to such matching contributions.

    Upon a participant's termination of employment as a result of death, retirement under a Company-sponsored pension plan, disability (as defined) or for any reason within three years following a Change in Control (as defined in the Deferred Compensation Program), the participant shall receive a distribution of Pittston Common Stock based on a conversion of Pittston Units in his or her account to such shares of stock (subject to the downside protection described in the preceding paragraph). Such stock will be distributed in a single distribution as soon as practicable following his or her termination of employment unless the participant elects at least 12 months before his or her termination to receive equal annual installments (not more than ten) commencing on the first day of the month following his or her termination of employment.

    If a participant terminates his or her employment for a reason not described in the preceding paragraph, he or she will forfeit Pittston Units in his or her account attributable to the matching incentive and matching salary contributions (and related dividends) for the year in which the termination occurs. Such a participant will be vested in the remaining units in his or her account attributable to such matching contributions (and related dividends) based on the following schedule:

MONTHS OF PARTICIPATION                                       VESTED PERCENTAGE
-----------------------                                       -----------------
less than 36................................................          0%
at least 36 but less than 48................................         50%
at least 48 but less than 60................................         75%
60 or more..................................................        100%

    A participant shall receive credit for one 'month of participation' for each calendar month during which an election to defer cash incentive payments and/or base salary is in effect. Pittston Common Stock, in respect of the vested units in his or her account attributable to such matching contributions (and related dividends), will be distributed to the participant in a single distribution as soon as practicable following the third anniversary of such termination of employment. The participant will always be fully vested in Pittston Common Stock in respect of units not attributable to such matching contributions (and related dividends) which shall be distributed as described in the preceding paragraph.

    A participant may not make an in-service withdrawal with respect to units attributable to matching incentive and matching salary contributions (and related dividends).

    As a result of nondiscrimination rules imposed by the Code, matching contributions that would otherwise be allocated under the Savings Plan to the accounts of certain highly compensated participants may be required to be reduced. Accordingly, the Deferred Compensation Program has been amended to provide that (a) to the extent such matching contribution is nonvested, it shall be forfeited and that amount shall be allocated to his or her incentive account as a matching contribution under the supplemental savings portion of the Deferred Compensation Program or (b) to the extent such matching contribution is vested, it shall be distributed to the employee, his compensation paid after the date of the distribution shall be reduced by that amount and such amount shall be allocated to his or her incentive account as a matching contribution under the supplemental savings portion of the Deferred Compensation Program. The dollar amount of such matching contribution shall be allocated as of the January 1 next following the year for which the matching contribution was made under the Savings Plan. Such amount is converted into that number of Pittston Units determined by dividing the amount of the matching contribution to be used to purchase Pittston Units by the average of the high and low per share market prices of Pittston Common Stock, on the New York Stock Exchange Transaction Composite tape for each trading day during the month of April following the January 1 allocation date.

    This summary of the Deferred Compensation Program is subject, in all respects, to the actual terms of the Deferred Compensation Program which is included as Exhibit D.

PARTICIPATION IN THE PROGRAM

    The benefits or amounts which will be received by or allocated to participants under the Deferred Compensation Program are not determinable since those amounts will depend upon future deferral elections, the extent to which a participant becomes vested in the Company's matching contributions and with respect to the Supplemental Savings portion of the Deferred Compensation Program, the Code limits that are applicable in future years. Nevertheless, based upon the deferral elections made by the Company's executive officers and other participants with respect to their 1999 compensation, the following matching contributions were made by the Company to the following persons or groups:

                                                            AMOUNT OF MATCHING
NAME                                                          CONTRIBUTIONS
----                                                          -------------
M. T. Dan.................................................       $50,000
R. T. Ritter..............................................        15,000
F. T. Lennon..............................................        12,500
A. F. Reed................................................        12,000
J. B. Hartough............................................         7,500
All Executive Officers....................................        97,000
All Employees (other than Executive Officers).............       188,300

Company matching contributions for 2000 based upon deferral elections by the Company's executive officers and other participants will not be determined until February 2001.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED DEFERRED COMPENSATION PROGRAM AND RATIFICATION OF PRIOR
                                  AMENDMENTS.

                               OTHER INFORMATION

SHAREHOLDER PROPOSALS

    To nominate a director at the annual meeting, a shareholder must satisfy conditions specified in the Company's bylaws. A shareholder who wishes to suggest potential nominees to the Board of Directors for consideration should write to the Secretary of the Company, stating in detail the qualifications of such nominees for consideration by the Nominating Committee of the Board. The Company's bylaws also prescribe the procedures a shareholder must follow to bring other business before annual meetings. For a shareholder to nominate a director or directors at the 2001 annual meeting or bring other business (including any proposal intended for inclusion in the Company's proxy materials) before the 2001 annual meeting, notice must be given to the Secretary of the Company between September 25, 2000, and November 24, 2000, inclusive. The notice must include a description of the proposed business, the reason for it, the complete text of any resolution and other specified matters.

    Any shareholder desiring a copy of the Company's bylaws will be furnished one without charge upon written request to the Secretary.

                                 OTHER MATTERS

    The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, telegram, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Pittston Common Stock held of record by such persons and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has retained Georgeson Shareholder Communications Inc. to perform various proxy advisory and solicitation services. The fee of Georgeson Shareholder Communications Inc. in connection with the 2000 annual meeting is currently estimated to be approximately $15,000, plus reimbursement of out-of-pocket expenses.

                                                      AUSTIN F. REED
                                                      Secretary
March 24, 2000

                                                                       EXHIBIT A

                              THE PITTSTON COMPANY

                             MANAGEMENT PERFORMANCE
                                IMPROVEMENT PLAN

    1. Purpose. The purpose of the Plan, which provides for Performance Awards to be awarded to a select group of management and highly compensated employees of the Company and its Subsidiaries, is to promote the interests of the Company and its Subsidiaries by linking financial incentives provided to such employees with improvement in the Company's financial results.

    2. Administration. The Plan will be administered by a Committee composed of at least three members of the Company's Board of Directors each of whom shall qualify as (a) an 'outside director' within the meaning of Section 162(m) of the Code and (b) a 'nonemployee director' within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended. Until determined otherwise by the Board, the Compensation and Benefits Committee designated by the Board shall be the Committee under this Plan.

    Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to administer the Plan and to exercise all powers and authority either specifically granted to it under the Plan or necessary and advisable in the administration of the Plan, including without limitation the authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to grant Performance Awards; to determine the terms, provisions and conditions of all Performance Awards granted under the Plan (which need not be identical), the individuals to whom and the time or times when Awards shall be granted, and the performance measures used to determine any payments of Performance Awards; and to make all other necessary or advisable determinations with respect to the Plan. The determination of the Committee on such matters shall be conclusive.

    3. Participation. The Committee may select from time to time key employees of the Company and its Subsidiaries to participate in the Plan who, in the opinion of the Committee, have the capacity to contribute significantly to the successful performance of the Company and its Subsidiaries. An employee who is selected to be a Participant for one Performance Measurement Period shall not have any rights to be included as a Participant for subsequent Performance Measurement Periods.

    4. Performance Awards. (a) Performance Awards may be, but are not required to be, granted annually. Each Performance Award shall provide that a Participant will be entitled to a cash payment following the completion of a designated Performance Measurement Period (which shall be three fiscal years of the Company), subject to the satisfaction of conditions set forth in the Plan, and the achievement of certain goals established by the Committee in connection with each Performance Award. Cash payments to which a Participant may be entitled following the conclusion of each Performance Measurement Period shall be determined based on the satisfaction of various performance measures, as the Committee shall determine in the case of each Performance Award, including, but not limited to, net income, operating income, earnings per share, return on equity, return on capital and/or economic value added with respect to the Company, any Subsidiary and/or business unit of the Company or any Subsidiary. The Committee shall determine and establish in writing, with respect to each Performance Award, the performance measures for each year of the Performance Measurement Period (including the levels of performance measures that must be achieved to receive corresponding levels of cash payments); provided, however, that minimum performance measures for the full Performance Measurement Period (which performance measures may be raised in subsequent years) shall be established in writing no later than 90 days after the commencement of the Performance Measurement Period. Each Performance Award shall include a (i) target level of performance measures which if satisfied will entitle a Participant to 100% of a specified target dollar amount and (ii) maximum payment (specified in dollars) which may not be greater than 200% of the target dollar amount described in subparagraph (i). The maximum incentive payment any one Participant may be entitled to receive (whether or not deferred as described in Section 4(c) below) for any one Performance Measurement Period is $2,000,000.

    Performance Award shall terminate for all purposes unless the Participant remains continuously employed by the Company or a Subsidiary until the date established by the Committee for payment of the Performance Award unless the termination is (i) due to Retirement, Disability or death; (ii) approved by the Committee; or (iii) subsequent to a Change in Control. In the event a Participant's employment is terminated due to Retirement, Disability or death, he or she (or, in the event of the Participant's death, his or her beneficiary) will be entitled to a prorated portion of the Performance Award to which he or she would otherwise be entitled based on the portion of the Performance Measurement Period (determined in completed months) during which he or she was continuously employed by the Company or a Subsidiary and based on the extent to which the performance goals were achieved as determined at the end of the Performance Measurement Period. In the event of a Participant's termination of employment for reasons other than Retirement, Disability or death, the Committee may, but is not obligated to, authorize payment of an amount up to the prorated amount that would be payable under the preceding sentence. In the event of a Change in Control, Performance Awards shall be deemed to be earned at 150% of the specified target dollar amount described in Section 4(a)(i) and shall be paid as soon as practicable following the earlier of the Participant's termination of employment after the Change in Control or the end of the Performance Measurement Period during which the Change in Control occurred.

    (c) Participants entitled to receive a Performance Award for a Performance Measurement Period will be entitled to receive a lump-sum cash payment on a date selected by the Committee following the end of the Performance Measurement Period provided that the performance measures are met. Notwithstanding the preceding sentence, Participants may elect to defer the receipt of payment of a Performance Award under the Key Employees' Deferred Compensation Program of The Pittston Company in accordance with the terms of such plan. Any payments made under this Plan shall be subject to all applicable Federal, state or local taxes required by law to be withheld.

    5. Designation of Beneficiary. A Participant may designate, in a written election filed with the Committee, a beneficiary or beneficiaries (which may be an entity other than a natural person) to receive all distributions and payments under the Plan after the Participant's death. Any such designation may be revoked, and a new election may be made, at any time and from to time, by the Participant without the consent of any beneficiary (unless otherwise required by law). If the Participant designates more than one beneficiary, any distributions and payments to such beneficiaries shall be made in equal percentages unless the Participant has designated otherwise in writing, in which case the distributions and payments shall be made in the percentages designated by the Participant. If no beneficiary has been named by the Participant or no beneficiary survives the Participant, any amounts due to the Participant shall be distributed or paid in a single sum to the Participant's estate.

    6. Nonexclusive Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable and such arrangements may be either generally applicable or applicable only in specific cases.

    7. Nonassignability. No Performance Awards may be transferred, alienated or assigned other than by will or by the laws of descent and distribution.

    8. Amendment and Termination. The Board of Directors may amend or terminate this Plan at any time without the approval of the Company's shareholders.

    9. Effectiveness of the Plan. The Plan shall become effective on January 1, 2000, provided that the Plan is approved by the Company's shareholders at the annual meeting of shareholders occurring in calendar year 2000.

    10. No Right to Continued Employment. Neither the adoption of the Plan nor any action of the Board or Committee shall be deemed to give any officer or employee any right to continued employment or any other rights other than to payments under a Performance Award granted hereunder in accordance with the terms of such award.

    11. Governing Law. The Plan shall be construed and interpreted under the laws of the state of New York.

    12. Definitions. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

    (a) 'Board of Directors' means the board of directors of the Company.

    (b) 'Change in Control' shall have the same meaning as under The Pittston Company 1988 Stock Option Plan, as amended from time to time, or any successor to such plan.

    (c) 'Code' means the Internal Revenue Code of 1986, as amended.

    (d) 'Committee' means the Compensation and Benefits Committee of the Company or any successor thereto unless determined otherwise by the Board of Directors.

    (e) 'Company' means The Pittston Company, a Virginia corporation.

    (f) 'Disability' means a physical or mental incapacity which would entitle the Participant to benefits under the Company's long-term disability plan.

    (g) 'Participant' means an employee who has been selected by the Committee to participate in the Plan.

    (h) 'Performance Award' means an incentive award made pursuant to the Plan.

    (i) 'Performance Measurement Period' means a performance cycle of one or more fiscal years of the Company. The initial Performance Measurement Period shall be 2000-2002 (inclusive).

    (j) 'Plan' means The Pittston Company Management Performance Improvement Plan as amended from time to time.

    (k) 'Retirement' means, with respect to any Participant, the Participant's retirement as an employee of the Company or a Subsidiary under the Pension-Retirement Plan of The Pittston Company and Subsidiaries or other retirement plan sponsored by the Company or a Subsidiary.

    (l) 'Subsidiary' means any corporation more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries. 'Subsidiaries' means more than one of any such corporation.

                                                                       EXHIBIT B

                              THE PITTSTON COMPANY
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            STATEMENT OF AMENDMENTS

1. Section 2 of Article III is hereby amended, effective as of May 5, 2000, to read as follows:

        'Subject to the provisions of Section 3.04, the maximum number of shares of Common Stock which may be issued pursuant to options granted under this Plan on and after January 14, 2000, shall be (i) 425,874 plus (ii) the number of shares of each class of Common Stock issuable pursuant to options outstanding under this Plan on March 17, 1997, reduced by (iii) the number of shares of each class of Common Stock issued after March 17, 1997 pursuant to options granted under this Plan, but prior to January 14, 2000. The number of shares in (ii) and (iii) shall be adjusted to reflect the Exchange.'

2. Section 2 of Article IV is hereby amended effective as of January 14, 2000, in its entirety, to read as follows:

        'On July 1, 2000, and on July 1 of each subsequent year, each Non-Employee Director who is a member of the Board as of each such date shall automatically be granted an option to purchase 2517 shares of Common Stock (or, in the case of an adjustment pursuant to Section 4 of Article III, the number of shares of Common Stock determined as provided in said
    Section 4). Each such option shall be exercisable in full six months after the date of grant.'

3. Section 2(a) of Article IX is hereby amended, effective as of May 5, 2000, in its entirety, to read as follows:

        'increase the maximum number (determined as provided in this Plan) of shares of Common Stock which may be issued pursuant to all options granted under this Plan;'

                                                                       EXHIBIT C

                              THE PITTSTON COMPANY

                             1988 STOCK OPTION PLAN

                            STATEMENT OF AMENDMENTS

Section 2 of Article IV is hereby amended, effective as of May 5, 2000, to read as follows:

        'Subject to Section 4.03, the maximum number of shares of Common Stock which may be issued pursuant to options exercised under this Plan on and after January 14, 2000, shall be (i) 3,505,225 shares plus (ii) the number of shares of each class of Common Stock issuable pursuant to options outstanding under this Plan on March 17, 1997, reduced by (iii) the number of shares of each class of Common Stock issued after March 17, 1997 pursuant to options granted under this Plan, but prior to January 14, 2000. The number of shares in (ii) and (iii) shall be adjusted to reflect the Exchange. Such number of shares of Common Stock shall be reduced by the aggregate number of shares of such Common Stock covered by rights exercised pursuant to Section 6.03 or Section 6.04. Notwithstanding the foregoing, in no event will any Employee be granted options to purchase more than 400,000 shares of Common Stock in any calendar year.'

                                                                       EXHIBIT D

                  KEY EMPLOYEES' DEFERRED COMPENSATION PROGRAM
                            OF THE PITTSTON COMPANY

                            AS AMENDED AND RESTATED
                             AS OF JANUARY 14, 2000

                                    PREAMBLE

    The Key Employees' Deferred Compensation Program of The Pittston Company (the 'Program'), as amended and restated as of January 14, 2000, is a continuation and improvement of the Program as in effect immediately prior to such date. Effective January 14, 2000, the Program is amended and restated to reflect the exchange of .4848 of a share of Pittston Brink's Group Common Stock for each outstanding share of Pittston BAX Group Common Stock and .0817 of a share of Pittston Brink's Group Common stock for each outstanding share of Pittston Minerals Group Common Stock. In addition, effective as of January 14, 2000, participants may defer amounts payable under The Pittston Company Management Performance Improvement Plan.

    The Program continues to provide an opportunity to certain employees to defer receipt of (a) all or part of their cash incentive payments awarded under the Key Employees Incentive Plan of The Pittston Company; (b) up to 50% of their base salary; and (c) any or all amounts that are prevented from being deferred as a matched contribution (and the related matching contribution) under the Savings-Investment Plan of The Pittston Company and Its Subsidiaries ('Savings Plan')) as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and 415 of the Internal Revenue Code of 1986, as amended (the 'Code').

    In order to align the interests of participants more closely to the long-term interests of The Pittston Company (the 'Company') and its shareholders, effective June 1, 1995, the Program was amended to provide matching contributions with respect to certain cash incentive awards and salary deferrals and to provide that an amount equivalent to matching contributions that are not eligible to be made under the Savings Plan as a result of limitations imposed by Code Section 401(m)(2) shall be allocated under this Program.

    The Program was again amended and restated effective as of January 19, 1996, to reflect the redesignation of the Pittston Services Group Common Stock as Brink's Group Common Stock and the creation of a new class of common stock designated as Pittston BAX Group Common Stock.

    The Program is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE I
                                  DEFINITIONS

    Wherever used in the Program, the following terms shall have the meanings indicated:

        BAX Exchange Ratio: The ratio whereby .4848 of a share of Brink's Stock will be exchanged for each outstanding share of BAX Stock on the Exchange Date.

        BAX Stock: Pittston BAX Group Common Stock, par value $1.00 per share.

        BAX Unit: The equivalent of one share of BAX Stock credited to an Employee's Incentive Account.

        Board: The Board of Directors of the Company.

        Brink's Stock: Pittston Brink's Group Common Stock, par value $1.00 per share.

        Brink's Unit: The equivalent of one share of Brink's Stock credited to an Employee's Incentive Account.

        Change in Control: A Change in Control shall be deemed to occur (a) upon the approval of the shareholders of the Company (or if such approval is not required, the approval of the Board) of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the shares of Brink's Stock would be converted into cash, securities or other property other than a consolidation or merger in which holders of the total voting power in the election of directors of the Company of Brink's Stock outstanding (exclusive of shares held by the Company's affiliates) (the 'Total Voting Power') immediately prior to the consolidation or merger will have the same proportionate ownership of the total voting power in the election of directors of the surviving corporation immediately after the consolidation or merger, or (ii) any sale, leases, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all the assets of the Company, (b) when any 'person' (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Act') other than the Company, its affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, shall become the 'beneficial owner' (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than 20% of the Total Voting Power, or (c) it at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

        Code: The Internal Revenue Code of 1986, as amended from time to time.

        Committee: The Compensation and Benefits Committee of the Board, which shall consist of members of the Board of Directors who qualify as 'nonemployee directors' as described in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended.

        Company: The Pittston Company.

        Employee: Any resident of the United States of America who is in the employ of the Company or a Subsidiary whose principal place of business is located in the United States of America or any other individual designated by the Committee.

        Exchange: The exchange of Brink's Stock for outstanding shares of BAX Stock and Minerals Stock as of the Exchange Date.

        Exchange Date: January 14, 2000, the date as of which the Exchange occurred.

        Foreign Subsidiary: Any corporation that is not incorporated in the United States of America more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries and/or Foreign Subsidiaries or by one or more Subsidiaries and/or Foreign Subsidiaries.

        Incentive Account: The account maintained by the Company for an Employee to document the amounts deferred under the Program by such Employee and any other amounts credited hereunder and the Units into which such amounts shall be converted.

        Minerals Exchange Ratio: The ratio whereby .0817 of a share of Brink's Stock will be exchanged for each outstanding share of Minerals Stock on the Exchange Date.

        Minerals Stock: Pittston Minerals Group Common Stock, par value $1.00 per share.

        Minerals Unit: The equivalent of one share of Minerals Stock credited to an Employee's Incentive Account.

        Program: This Key Employees' Deferred Compensation Program of The Pittston Company, as in effect from time to time.

        Redesignation: The redesignation of Services Stock as Brink's Stock and the creation and distribution of BAX Stock as of January 19, 1996.

        Salary: The base salary paid to an Employee by the Company, a Subsidiary or a Foreign Subsidiary for personal services determined prior to reduction for any contribution made on a salary reduction basis.

        Shares: On and after January 19, 1996, and prior to the Exchange Date, Brink's Stock, BAX Stock or Minerals Stock, as the case may be and on and after the Exchange Date, Brink's Stock.

        Services Stock: Pittston Services Group Common Stock, par value $1.00 per share.

        Subsidiary: Any corporation incorporated in the United States of America more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries.

        Unit: On and after January 19, 1996, and prior to the Exchange Date, a Brink's Unit, BAX Unit or Minerals Unit, as the case may be and on and after the Exchange Date, a Brink's Unit.

        Year: (a) With respect to the benefits provided pursuant to Articles III and VI, the calendar year, and (b) with respect to the benefits provided pursuant to Articles IV and V, the six-month period from July 1, 1994, through December 31, 1994, and thereafter, the calendar year; provided, however, that if a newly-hired Employee becomes eligible to participate in the benefits provided pursuant to Articles IV and/or V, on a day other than the first day of the Year, the Year for purposes of Articles IV and V shall be the portion of the calendar year during which the Employee is first eligible to participate in the benefits provided thereunder.

                                   ARTICLE II
                                 ADMINISTRATION

    The Committee is authorized to construe the provisions of the Program and to make all determinations in connection with the administration of the Program including, but not limited to, the Employees who are eligible to participate in the benefits provided under Articles III or IV. All such determinations made by the Committee shall be final, conclusive and binding on all parties, including Employees participating in the Program. All authority of the Committee provided for in, or pursuant to, this Program may also be exercised by the Board. In the event of any conflict or inconsistency between determinations, orders, resolutions or other actions of the Committee and the Board taken in connection with this Program, the actions of the Board shall control.

                                  ARTICLE III
                      DEFERRAL OF CASH INCENTIVE PAYMENTS

    SECTION 1. Definitions. Whenever used in this Article III, the following terms shall have the meanings indicated:

        Cash Incentive Payment: A cash incentive payment awarded to an Employee for any Year under the Incentive Plan.

        Incentive Plan: The Key Employees Incentive Plan of The Pittston Company, as in effect from time to time or any successor thereto.

        Matching Incentive Contributions: Matching contributions allocated to an Employee's Incentive Account pursuant to Section 4 of this Article III.

    SECTION 2. Eligibility. The Committee shall designate the key management, professional or technical Employees who may defer all or part of their Cash Incentive Payments for any Year pursuant to this Article III.

    An Employee designated to participate in this portion of the Program pursuant to the preceding paragraph shall be eligible to receive a Matching Incentive Contribution for a Year if (a) his or her Salary (on an annualized basis) as of the preceding December 31 is at least equal to $160,000 (as adjusted for Years after 1999 to reflect the limitation in effect under Code
Section 401(a)(17) for the Year in which the Employee's election to participate is filed) or (b) he or she is so designated by the Committee. Notwithstanding the foregoing, a newly hired Employee will be eligible to receive a Matching Incentive Contribution for his or her initial Year of employment if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

    SECTION 3. Deferral of Cash Incentive Payments. Each Employee whom the Committee has selected to be eligible to defer a Cash Incentive Payment for any Year pursuant to this Article III may make an election to defer all or part (in multiples of 10%) of any Cash Incentive Payment which may be made to him or her for such Year. Such Employee's election for any Year shall be made prior to January 1 of such Year; provided, however, that with respect to the 1995 Year, an Employee who is eligible to receive a Matching Incentive Contribution pursuant to Section 2 of this Article III may make such election at any time prior to June 1, 1995, for Cash Incentive Payments paid for 1995 if he or she
(a) has not previously made a deferral election for 1995 or (b) wishes to increase the percentage of his Cash Incentive Payment to be deferred. An Incentive Account (which may be the same Incentive Account established pursuant to Articles IV, V and/or VI) shall be established for each Employee making such election and Units in respect of such deferred payment shall be credited to such Incentive Account as provided in Section 6 below.

    SECTION 4. Matching Incentive Contributions. Effective for the 1995 Year, each Employee who is eligible to receive Matching Incentive Contributions pursuant to Section 2 of this Article III shall have a Matching Incentive Contribution allocated to his or her Incentive Account. Such Matching Incentive Contribution shall be equal to the amount of his or her Cash Incentive Payment that he or she has elected to defer but not in excess of 10% of his or her Cash Incentive Payment. The dollar amount of each Employee's Matching Incentive Contributions shall be credited to his or her Incentive Account as of the January 1 next following the Year in respect of which the Cash Incentive Payment was made. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 7 below.

    SECTION 5. Irrevocability of Election. Except as provided in Section 3 of this Article III, an election to defer Cash Incentive Payments under the Program for any Year shall be irrevocable after the first day of such Year.

    SECTION 6. Conversion of New Deferrals and Matching Incentive Contributions to Brink's Units. For Years after 1999, the amount of an Employee's deferred Cash Incentive Payment (and related Matching Incentive Contributions) for any Year shall be converted to Brink's Units and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in respect of which the Cash Incentive Payment was made. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of the deferred Cash Incentive Payment and related Matching Incentive Contributions credited to the Employee's Incentive Account for such Year by the average of the high and low per share quoted sale prices of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of Units.

    SECTION 7. Conversion of Existing Incentive Accounts to Brink's Units. As of the Exchange Date, all BAX Units and Minerals Units in an Employee's Incentive Account attributable to Cash Incentive Payments (and related Matching Incentive Contributions) shall be converted into Brink's Units by multiplying the number of BAX Units and Minerals Units in the Employee's Incentive Account by the BAX Exchange Ratio or the Minerals Exchange Ratio, respectively.

    SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization or any distribution to common shareholders other than cash dividends.

    SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, the Incentive Account of each Employee will be credited with an additional number of Brink's Units, equal to the number of shares of Brink's Stock including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares represented by Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Brink's Units. Such additional Brink's Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New

York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

    SECTION 10. Allocation of Units as of July 1, 1994. As of July 1, 1994, the number of Units credited to an Employee's Incentive Account shall be equal to the number of Units credited to his Incentive Account as of June 30, 1994, under the Key Employees Deferred Payment Program of The Pittston Company.

    SECTION 11. Minimum Distribution. Distributions shall be made in accordance with Article VII; provided, however, that the aggregate value of the Brink's Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to deferrals of Cash Incentive Payments (including related dividends but not Matching Incentive Contributions) shall not be less than the aggregate amount of Cash Incentive Payments and dividends (credited to his or her Incentive Account pursuant to Section 9) in respect of which such Units were initially so credited. The value of the Brink's Stock, so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                                   ARTICLE IV
                               DEFERRAL OF SALARY

    SECTION 1. Definitions. Wherever used in this Article IV, the following term shall have the meaning indicated:

        Matching Salary Contributions: Matching contributions allocated to an Employee's Incentive Account pursuant to Section 4 of this Article IV.

    SECTION 2. Eligibility. An Employee may participate in the benefits provided pursuant to this Article IV for any Year if (a) his or her Salary (on an annualized basis) as of the preceding December 31 is at least equal to $160,000 (as adjusted for Years after 1999 to reflect the limitation in effect under Code
Section 401(a)(17) for the Year in which the Employee's election to participate is filed) or (b) he or she is designated by the Committee as eligible to participate. Notwithstanding the foregoing, a newly hired Employee will be eligible to defer a portion of his or her Salary during his or her initial Year of employment if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

    Except as otherwise provided by the Committee, an Employee who is eligible to defer a portion of his or her Salary shall continue to be so eligible unless his or her Salary for any Year (on an annualized basis) is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article IV until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.

    SECTION 3. Deferral of Salary. Each Employee who is eligible to defer Salary for any Year pursuant to this Article IV may elect to defer up to 50% (in multiples of 5%) of his or her Salary for such Year; provided, however, that in the case of a newly hired Employee who is eligible to participate for his or her initial Year of employment, only up to 50% of Salary earned after he or she files a deferral election with the Committee may be deferred. Such Employee's initial election for any Year shall be made prior to the first day of such Year or within 30 days after his or her initial date of employment, if later; provided, however, that with respect to the 1995 Year, an eligible Employee may make such election at any time prior to June 1, 1995, if he (a) has not previously made a deferral election under this Article IV for 1995 or (b) wishes to increase the percentage of his Salary to be deferred for 1995. Such election under (a) or (b) shall apply only to Salary earned after June 1, 1995. An election to defer Salary shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III, V and/or VI) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of deferred Salary for such month pursuant to such election. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 6 below.

    SECTION 4. Matching Salary Contributions. Effective June 1, 1995, each Employee who has deferred a percentage of his Salary for a Year pursuant to
Section 2 of this Article IV shall have Matching Salary Contributions allocated to his or her Incentive Account. Such Matching Salary Contributions shall be equal to 100% of the first 10% of his Salary that he or she has elected to defer for the Year (earned after June 1, 1995, for the 1995 Year). The dollar amount of each Employee's Matching Salary Contributions shall be credited to his or her Incentive Account as of the last day of each month. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 6 below.

    SECTION 5. Irrevocability of Election. Except as provided in Section 3 of this Article IV, an election to defer Salary under the Program for any Year shall be irrevocable after the first day of such Year or after 30 days after his or her initial date of employment, if later.

    SECTION 6. Conversion of New Deferrals, Matching Salary Contributions and Dividends to Brink's Units. For Years after 1999, the amount of an Employee's deferred Salary (and related Matching Salary Contributions) for any Year shall be converted to Brink's Units and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Salary was earned. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such deferred Salary (and related Matching Salary Contributions) credited to his or her Incentive Account for such Year by the average of the high and low per share quoted sale prices of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the Year immediately prior to the crediting of Units.

    In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 next following such Year in the event a dividend or other distribution is paid with respect to shares of Brink's Stock during the Year. The number of additional Units shall be equal to the number of shares of Brink's Stock including fractional shares (computed to the second decimal place), that could have been purchased if (a) the number of Brink's Units credited to the Employee's Incentive Account for the Year pursuant to the preceding paragraph had been credited ratably throughout the Year, (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of Shares represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

    Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Brink's Units in the manner described in this Section 6 based on the quoted sale prices (including any sale prices determined on a when issued basis) of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Brink's Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with this Section 6 assuming that the number of Brink's Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.

    SECTION 7. Conversion of Existing Incentive Accounts to Brink's Units. As of the Exchange Date, all BAX Units and Minerals Units in an Employee's Incentive Account attributable to deferred salary (and related Matching Salary Contributions) shall be converted into Brink's Units by multiplying the number of BAX Units and Minerals Units in the Employee's Incentive Account by the BAX Exchange Ratio or the Minerals Exchange Ratio, respectively.

    SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization or any distribution to common shareholders other than cash dividends.

    SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, the Incentive Account of each Employee will be credited with an additional number of Brink's Units equal to the number of shares of Brink's Stock, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares represented by the Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Brink's Units. Such additional Brink's Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

    SECTION 10. Minimum Distribution. Distributions shall be made in accordance with Article VII; provided, however, the aggregate value of the Brink's Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to the deferral of Salary (including related dividends but not Matching Salary Contributions) shall not be less than the aggregate amount of Salary and dividends in respect of which Units were initially so credited. The value of the Brink's Stock so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                                   ARTICLE V
                           SUPPLEMENTAL SAVINGS PLAN

    SECTION 1. Definitions. Whenever used in this Article V, the following terms shall have the meanings indicated:

        Compensation: The regular wages received during any pay period by an Employee while a participant in the Savings Plan for services rendered to the Company or any Subsidiary that participates in the Savings Plan, including any commissions or bonuses, but excluding any overtime or premium pay, living or other expense allowances, or contributions by the Company or such Subsidiaries to any plan of deferred compensation, and determined without regard to the application of any salary reduction election under the Savings Plan. Bonuses paid pursuant to the Incentive Plan shall be considered received in the Year in which they are payable whether or not such bonus is deferred pursuant to Article III hereof.

        Incentive Plan: The Key Employees Incentive Plan of The Pittston Company, as in effect from time to time or any successor thereto.

        Matching Contributions: Amounts allocated to an Employee's Incentive Account pursuant to Section 4 of this Article V.

        Savings Plan: The Savings-Investment Plan of The Pittston Company and Its Subsidiaries, as in effect from time to time.

    SECTION 2. Eligibility. An Employee may participate in the benefits provided pursuant to this Article V for any Year if his or her Salary (on an annualized basis) as of the preceding December 31 is at least equal to $160,000 (as adjusted for Years after 1999 to reflect the limitation in effect under Code
Section 401(a)(17) for the Year in which the Employee's election to participate is filed). Notwithstanding the foregoing, a newly hired Employee is eligible to participate in the benefits provided pursuant to this Article V if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

    Except as otherwise provided by the Committee, an Employee who is eligible to participate in the benefits provided pursuant to this Article V shall continue to be so eligible unless his or her Salary for any Year is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article V until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.

    SECTION 3. Deferral of Compensation. Effective July 1, 1994, each Employee who is not permitted to defer the maximum percentage of his or her Compensation that may be contributed as a matched contribution under the Savings Plan for any Year as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and/or 415 of the Code may elect to defer all or part of the excess of
(a) such maximum percentage (five percent for 1994) of his or her Compensation for the calendar year (without regard to any limitation on such amount imposed by Code Section 401(a)(17)) over (b) the amount actually contributed on his or her behalf under the Savings Plan for such calendar year as a matched contribution; provided, however, that with respect to the 1994 Year, only Compensation paid after July 1, 1994, may be deferred. In order to be permitted to defer any portion of his or her Compensation pursuant to this Section 3 of
Article V, the Employee must elect to defer the maximum amount permitted as a matched contribution for the calendar year under the Savings Plan. Such Employee's initial election hereunder for any Year shall be made prior to the first day of such Year or prior to the date on which he or she is first eligible to participate in the Savings Plan, if later. Such election shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Article III, IV and/or VI) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of the Compensation deferred for such month pursuant to such election; provided, however, that in the event an Employee is not permitted to defer the maximum percentage of his or her Compensation that may be contributed as a matched contribution under the Savings Plan for any year as a result of the limitation imposed by Code Section 401(k)(3), such excess contribution shall be distributed to the Employee, his Compensation paid after the date of the distribution shall be reduced by that amount and such amount shall be allocated to his Incentive Account as of the January 1 next following the Year for which the excess contribution was made under the Savings Plan. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 6 below.

    SECTION 4. Matching Contributions. Each Employee who elects to defer a portion of his or her Compensation for a Year pursuant to Section 3 of this
Article V shall have a Matching Contribution allocated to his or her Incentive Account equal to the rate of matching contributions in effect for such Employee under the Savings Plan for such Year multiplied by the amount elected to be deferred pursuant to Section 3 above for each month in such Year. The dollar amount of each Employee's Matching Contributions for each month shall be credited to his or her Incentive Account as of the last day of each month.

    Subject to the approval of the shareholders of the Company at the 1995 annual meeting, if an Employee is participating in this portion of the Program pursuant to Section 2 of this Article V and his or her matching contribution under the Savings Plan for 1994 or any later year will be reduced as a result of the nondiscrimination test contained in Code Section 401(m)(2), (a) to the extent such matching contribution is forfeitable, it shall be forfeited and that amount shall be allocated to his or her Incentive Account as a Matching Contribution or (b) to the extent such matching contribution is not forfeitable, it shall be distributed to the Employee, his Compensation paid after the date of the distribution shall be reduced by that amount and such amount shall be allocated to his or her Incentive Account as a Matching Contribution. The dollar amount of such Matching Contribution shall be allocated to each Employee's Incentive Account as of the January 1 next following the Year for which the matching contribution was made under the Savings Plan. Units in respect of such contribution shall be credited to the Employee's Incentive Account as provided in Section 7 below.

    SECTION 5. Irrevocability of Election. An election to defer amounts under the Program for any Year shall be irrevocable after the first day of such Year or after the date on which he or she is first eligible to participate in the Savings Plan, if later.

    SECTION 6. Conversion of New Deferrals, Matching Contributions and Dividends to Brink's Units. The amount of an Employee's deferred Compensation and Matching Contributions for any Year shall be converted to Brink's Units and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Compensation was earned or for which the Matching Contribution was made. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such amounts credited to the Employee's Incentive Account for such Year attributable to (a) the deferral of amounts awarded under the Incentive Plan (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of such Units, (b) Compensation and Matching Contributions allocated to an Incentive Account as a result of failing to satisfy the tests included in Code Sections 401(k)(3) or 401(m)(2) under the Savings Plan, by the average of the high and low per share quoted sales prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of April of the Year in which such Units are credited to the Employee's Incentive Account and
(c) the deferral of all other Compensation (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Brink's Stock as reported on the New York Stock Exchange Composite Transaction Tape (i) on each trading day during the period commencing on the first day of the month after the Employee's salary (as such term is defined in the Savings Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17) and ending on December 31 or (ii) in the event the Employee's salary equals the maximum amount of considered compensation in December, on the first trading day in the following January.

    In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 of the following Year in the event a dividend or other distribution is paid with respect to shares of Brink's Stock during the Year. The number of additional Units shall be equal to the number of shares of Brink's Stock, including fractional shares (computed to the second decimal place), that could have been purchased if (a) the number of Brink's Units credited to the Employee's Incentive Account, for the Year pursuant to the preceding paragraph had been credited ratably throughout the portion of the Year commencing on the first day of the month after the Employee's salary (as defined in the Savings Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17), (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of shares represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

    Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Brink's Units in the manner described in this Section 6 based on the quoted sale prices (including any sale prices determined on a when issued basis) of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Brink's Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with this Section 6 assuming that the number of Brink's Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.

    SECTION 7. Conversion of Existing Incentive Accounts to Brink's Units. As of the Exchange Date, all BAX Units and Minerals Units in an Employee's Incentive Account attributable to Compensation deferred pursuant to this Article V (and related Matching Contributions) shall be converted into Brink's Units by multiplying the number of such BAX Units and Minerals Units in the Employee's Incentive Account by the BAX Exchange Ratio or the Minerals Exchange Ratio, respectively.

    SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization or any distribution to common shareholders other than cash dividends.

    SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, the Incentive Account of each Employee will be credited with an additional number of Brink's Units equal to the number of shares of Brink's Stock, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares represented by the Units in such Incentive Account as of such date and assuming that the amount of such dividend or value of such distribution had been used to acquire additional Brink's Units of the class giving rise to the dividend or other distribution. Such additional Brink's Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

                                   ARTICLE VI
                         DEFERRAL OF PERFORMANCE AWARDS

    SECTION 1. Definitions. Whenever used in this Article VI, the following terms shall have the meanings indicated:

        Cash Performance Payment: A cash incentive payment due to an Employee in any Year under the Management Performance Improvement Plan.

        Management Performance Improvement Plan: The Pittston Company Management Performance Improvement Plan, as in effect from time to time or any successor thereto.

        Performance Measurement Period: A performance cycle of one or more fiscal Years of the Company under the Management Performance Improvement Plan.

    SECTION 2. Eligibility. Any Employee who is a participant in the Management Performance Improvement Plan may elect to defer all or part of his or her Cash Performance Payment payable under such plan pursuant to this Article VI.

    SECTION 3. Deferral of Cash Performance Payments. Each Employee who is eligible to defer his or her Cash Performance Payment for any Performance Measurement Period pursuant to this Article VI may make an election to defer all or part (in multiples of 10%) of any Cash Performance Payment which may be made to him or her for such Performance Measurement Period. Such Employee's election shall be made prior to January 1 of the last Year in the Performance Measurement Period. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III, IV and/or V) shall be established for each Employee making such election and Units in respect of such deferred payment shall be credited to such Incentive Account as provided in Section 5 below.

    SECTION 4. Irrevocability of Election. An election to defer Cash Performance Payments under the Program for any Performance Measurement Period shall be irrevocable after the first day of the last Year in such Performance Measurement Period.

    SECTION 5. Conversion to Units. The amount of an Employee's deferred Cash Performance Payment for any Performance Measurement Period shall be converted to Brink's Units and shall be credited to such Employee's Incentive Account as of the first day of the month next following the date on which the Cash Performance Payment would be paid if it was not deferred pursuant to this Program. The number (computed to the second decimal place) of Brink's Units so credited shall be determined by dividing the aggregate amount of the deferred Cash Performance Payment credited to the Employee's Incentive Account for such Performance Measurement Period by the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month preceding the crediting of Units.

    SECTION 6. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization or any distribution to common shareholders other than cash dividends.

    SECTION 7. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, the Incentive Account of each Employee will be credited with an additional number of Brink's Units equal to the number of shares of Brink's Stock, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares represented by Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Brink's Units. Such additional Brink's Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

    SECTION 8. Minimum Distribution. Distributions shall be made in accordance with Article VII; provided, however, that the aggregate value of the Brink's Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to deferrals of Cash Performance Payments (including related dividends) shall not be less than the aggregate amount of Cash Performance Payments and dividends (credited to his or her Incentive Account pursuant to Section 7) in respect of which such Units were initially so credited. The value of the Brink's Stock, so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Brink's Stock, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

    SECTION 9. Effective Date. Notwithstanding anything herein to the contrary, the provisions of this Article VI providing for the deferral of Cash Performance Payments shall not become effective until May 5, 2000, and only upon approval of the Management Performance Improvement Plan by the Company's shareholders.

                                  ARTICLE VII
                                 DISTRIBUTIONS

    SECTION 1. Certain Payments on Termination of Employment. Each Employee who has an Incentive Account shall receive a distribution in Brink's Stock in respect of all Brink's Units standing to the credit of such Employee's Incentive Account (other than Units attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto), in a single lump-sum distribution as soon as practicable following his or her termination of employment; provided, however, that an Employee may elect, at least 12 months prior to his or her termination of employment to receive distribution of the Shares represented by the Units credited to his or her Incentive Account in equal annual installments (not more than ten) commencing on the first day of the month next following the date of his or her termination of employment (whether by death, disability, retirement or otherwise) or as promptly as practicable thereafter. Such Employee may at any time elect to change the manner of such payment, provided that any such election is made at least 12 months in advance of his or her termination of employment.

    The number of shares of Brink's Stock to be included in each installment payment shall be determined by multiplying the number of Brink's Units in the Employee's Incentive Account as of the lst day of the month preceding the initial installment payment and as of each succeeding anniversary of such date by a fraction, the numerator or which is one and the denominator of which is the number of remaining installments (including the current installment).

    Any fractional Units shall be converted to cash based on the average of the high and low per share quoted sale prices of the Brink's Stock, as reported on the New York Stock Exchange Composite

Transaction Tape, on the last trading day of the month preceding the month of distribution and shall be paid in cash.

    SECTION 2. Payments Attributable to Matching Incentive Contributions and Matching Salary Contributions on Termination of Employment. In the event of the termination of employment of an Employee as a result of (a) death, (b) retirement after satisfying the requirements for early or normal retirement under a pension plan sponsored by the Company or a Subsidiary in which the Employee participated, (c) total and permanent disability (as defined in the Company's long-term disability plan) or (d) termination of employment for any reason within three years following a Change in Control, the Employee shall receive a distribution of Brink's Stock in respect of all Brink's Units standing to the credit of such Employee's Incentive Account attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto in the same manner as provided in Section 1 of this Article VII for the distribution of other Units standing to the credit of such Employee's Incentive Account.

    In the event of a termination of employment for a reason not described in the preceding paragraph, the Employee shall forfeit the Units in his or her Incentive Account attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto for the Year in which the termination occurs. Such Employee shall be vested in the remaining Units standing to the credit of such Employee in his or her Incentive Account attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto in accordance with the following schedule:

MONTHS OF PARTICIPATION                                       VESTED PERCENTAGE
-----------------------                                       -----------------
less than 36................................................           0%
at least 36 but less than 48................................          50%
at least 48 but less than 60................................          75%
60 or more..................................................         100%

An Employee shall receive credit for one 'month of participation' for each calendar month during which a deferral election is in effect pursuant to
Section 3 of Articles III or IV. Brink's Stock, in respect of the vested Units standing to the credit of such Employee attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto, shall be distributed in a single lump sum as soon as practicable following the third anniversary of his or her termination of employment.

    SECTION 3. In-Service Distributions. Any Employee may make an election, on or before December 31 of any Year, to receive a distribution in Brink's Stock in a lump sum or in not more than ten equal annual installments, on or commencing as of January 1 of the second following Year (or as promptly as practicable thereafter), in respect of all Brink's Units (other than Units attributable to Matching Incentive Contributions, Matching Salary Contributions and dividends related thereto) standing to his or her credit in such Incentive Account as of such January 1; provided, however, that no such election shall be effective if
(a) such Employee has outstanding at such December 31 an election pursuant to Articles III, IV, V or VI to defer any amounts hereunder or (b) such Employee's employment shall terminate for any reason prior to such January 1. Such election to receive a distribution or distributions shall be irrevocable, except that it may be revoked, and a new election may be made, at any time prior to such December 31. The number of shares of Brink's Stock (and the amount of cash representing fractional Units) to be distributed shall be determined in the same manner as provided in Section 1 of this Article VII.

                                  ARTICLE VIII
                           DESIGNATION OF BENEFICIARY

    An Employee may designate in a written election filed with the Committee a beneficiary or beneficiaries (which may be an entity other than a natural person) to receive all distributions and payments under the Program after the Employee's death. Any such designation may be revoked, and a new election may be made, at any time and from time to time, by the Employee without the consent of any beneficiary. If the Employee designates more than one beneficiary, any distributions and payments to such beneficiaries shall be made in equal percentages unless the Employee has designated otherwise, in which case the distributions and payments shall be made in the percentages designated by the

Employee. If no beneficiary has been named by the Employee or no beneficiary survives the Employee, the remaining Shares (including fractional Shares) in the Employee's Incentive Account shall be distributed or paid in a single sum to the Employee's estate. In the event of a beneficiary's death after installment payments to the beneficiary have commenced, the remaining installments will be paid to a contingent beneficiary, if any, designated by the Employee or, in the absence of a surviving contingent beneficiary, the remaining Shares (including fractional Shares) shall be distributed or paid to the primary beneficiary's estate in a single distribution. All distributions shall be made in Shares except that fractional shares shall be paid in cash.

                                   ARTICLE IX
                                 MISCELLANEOUS

    SECTION 1. Nontransferability of Benefits. Except as provided in Article VIII, Units credited to an Incentive Account shall not be transferable by an Employee or former Employee (or his or her beneficiaries) other than by will or the laws of descent and distribution or pursuant to a domestic relations order. No Employee, no person claiming through such Employee, nor any other person shall have any right or interest under the Program, or in its continuance, in the payment of any amount or distribution of any Shares under the Program, unless and until all the provisions of the Program, any determination made by the Committee thereunder, and any restrictions and limitations on the payment itself have been fully complied with. Except as provided in this Section 1, no rights under the Program, contingent or otherwise, shall be transferable, assignable or subject to any pledge or encumbrance of any nature, nor shall the Company or any of its Subsidiaries be obligated, except as otherwise required by law, to recognize or give effect to any such transfer, assignment, pledge or encumbrance.

    SECTION 2. Notices. The Company may require all elections contemplated by the Program to be made on forms provided by it. All notices, elections and other communications pursuant to the Program shall be in writing and shall be effective when received by the Company at the following address:

       The Pittston Company
       1000 Virginia Center Parkway
       P. O. Box 120070
       Glen Allen, VA 23058-4229
       Attention of Vice President -- Human Resources

    SECTION 3. Limitation on Rights of Employee. Nothing in this Program shall be deemed to create, on the part of any Employee, beneficiary or other person,
(a) any interest of any kind in the assets of the Company or (b) any trust or fiduciary relationship in relation to the Company. The right of an Employee to receive any Shares shall be no greater than the right of any unsecured general creditor of the Company.

    SECTION 4. No Contract of Employment. The benefits provided under the Program for an Employee shall be in addition to, and in no way preclude, other forms of compensation to or in respect of such Employee. However, the selection of any Employee for participation in the Program shall not give such Employee any right to be retained in the employ of the Company or any of its Subsidiaries for any period. The right of the Company and of each such Subsidiary to terminate the employment of any Employee for any reason or at any time is specifically reserved.

    SECTION 5. Withholding. All distributions pursuant to the Program shall be subject to withholding in respect of income and other taxes required by law to be withheld. The Company shall establish appropriate procedures to ensure payment or withholding of such taxes. Such procedures may include arrangements for payment or withholding of taxes by retaining Shares otherwise issuable in accordance with the provisions of this Program or by accepting already owned Shares, and by applying the fair market value of such Shares to the withholding taxes payable.

    SECTION 6. Amendment and Termination. The Committee may from time to time amend any of the provisions of the Program, or may at any time terminate the Program. No amendment or termination shall adversely affect any Units (or distributions in respect thereof) which shall theretofore have been credited to any Employee's Incentive Account. In conjunction with the termination of the Program, the Committee may in its discretion determine whether the value of all Units credited to any or all of the Incentive Accounts under the Program shall be distributed in Shares as promptly as practicable after such termination.

                                   APPENDIX I

                              THE PITTSTON COMPANY

    PROXY/VOTING DIRECTION CARD SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 5, 2000

The undersigned hereby appoints Michael T. Dan, Austin F. Reed and Robert T. Ritter and each of them as proxy, with full power of substitution, to vote all shares of common stock of the undersigned in The Pittston Company at the Annual Meeting of Shareholders to be held on May 5, 2000, at 1:00 p.m., Eastern Daylight Time, and at any adjournment thereof, on all matters coming before the meeting. The proxies will vote: (1) as the undersigned specifies on the back of this card; (2) as the Board of Directors recommends where the undersigned does not specify a vote on a matter listed on the back of this card; and (3) as the proxies decide on any other matter.

This Proxy/Voting Direction Card also will serve as a direction to the Funding Agent of the Company"s Savings-Investment Plan and the Nominee of the Company"s 1994 Employee Stock Purchase Plan to vote all shares in The Pittston Company credited to the account of the undersigned. The Funding Agent and the Nominee will vote: (1) as the undersigned specifies on the back of this card; (2) proportionately with the shares of the same class as to which directions by other Plan participants shall have been received, to the extent that the undersigned has not timely directed the manner in which such shares shall be voted; and (3) as the Funding Agent and the Nominee decide on any other matter.

IF REGISTRATIONS ARE NOT IDENTICAL, YOU MAY RECEIVE MORE THAN ONE SET OF PROXY MATERIALS. PLEASE COMPLETE AND RETURN ALL CARDS YOU RECEIVE. IF YOU WISH TO VOTE OR DIRECT A VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE OR DIRECT A VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

[X] Please mark
    votes as in
    this example.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2 THROUGH 6.


                                                   FOR all      WITHHELD for all
                                                   Nominees        Nominees
1. Election of the following three nominees:         [ ]              [ ]

   Nominees: (01) Roger G. Ackerman,
   (02) Betty C. Alewine and (03) Carl S. Sloane

[ ]_____________________________________
   For all nominees except as noted above

                                                           FOR  AGAINST  ABSTAIN
2. Approval of KPMG LLP                                    [ ]    [ ]      [ ]
   as independent public accountants.

                                                           FOR  AGAINST  ABSTAIN
3. Approval of adoption of                                 [ ]    [ ]      [ ]
   The Pittston Company's Management
   Performance Improvement Plan.

                                                           FOR  AGAINST  ABSTAIN
4. Approval of amendments to                               [ ]    [ ]      [ ]
   The Pittston Company's Non-Employee
   Directors Stock Option Plan.

                                                           FOR  AGAINST  ABSTAIN
5. Approval of amendments to                               [ ]    [ ]      [ ]
   The Pittston Company's 1988 Stock Option
   Plan.

                                                           FOR  AGAINST  ABSTAIN
6. Approval of amendment and                               [ ]    [ ]      [ ]
   restatement to The Pittston Company's
   Key Employees' Deferred Compensation
   Program and ratification of amendments
   thereto dated as of December 31, 1996.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:________________________________________________ Date:_______________

Signature:________________________________________________ Date:_______________